UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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Occidental Petroleum Corporation

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Occidental Petroleum Corporation

Notice of 2009 Annual Meeting of
Stockholders and Proxy Statement

Friday, May 1, 2009

The Starlight Ballroom

The Fairmont Miramar Hotel

101 Wilshire Boulevard

Santa Monica, California

Meeting hours

Registration 9:30 a.m.

Meeting 10:30 a.m.

Admission Ticket

or Brokerage

Statement Required

March 17 , 2009

Dear Stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to Occidental’s 2009 Annual Meeting of Stockholders, which will be held on Friday, May 1, 2009, at the Starlight Ballroom, The Fairmont Miramar Hotel, Santa Monica, California.

Attached are the Notice of Meeting and the Proxy Statement, which describes in detail the matters on which you are being asked to vote. These matters include electing the directors, ratifying the selection of independent auditors, amending the Restated Certificate of Incorporation to permit stockholders to call special meetings and transacting any other business that properly comes before the meeting, including any stockholder proposals.

Also enclosed are a Report to Stockholders, which discusses highlights of the year, and Occidental’s Annual Report on Form 10-K. As in the past, at the meeting there will be a report on operations and an opportunity for you to ask questions.

Whether you plan to attend the meeting or not, I encourage you to vote promptly so that your shares will be represented and properly voted at the meeting.

Sincerely,

Ray R. Irani

Chairman and Chief Executive Officer

Oxy

OCCIDENTAL PETROLEUM CORPORATION

10889 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90024

March 17 , 2009

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Occidental's 2009 Annual Meeting of Stockholders will be held at 10:30 a.m. on Friday, May 1, 2009, in the Starlight Ballroom, The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California.

At the meeting, stockholders will act on the following matters:

1.	Election of directors;

2.	Ratification of selection of KPMG LLP as independent auditors;

3.	Amendment of Occidental's Restated Certificate of Incorporation to permit stockholders to call special meetings; and

4.	Consideration of other matters properly brought before the meeting, including stockholder proposals. The Board of Directors knows of one stockholder proposal that may be presented.

These matters are described in detail in the Proxy Statement. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3 and AGAINST Proposal 4.

Stockholders of record at the close of business on March 11, 2009, are entitled to receive notice of, to attend and to vote at the meeting.

Whether you plan to attend or not, it is important that you read the Proxy Statement and follow the instructions on your proxy card to submit a proxy by mail, telephone or Internet. This will ensure that your shares are represented and will save Occidental additional expenses of soliciting proxies.

Sincerely,

Donald P. de Brier

Executive Vice President, General Counsel and Secretary

TABLE OF CONTENTS

General Information	1
Proposal 1: Election of Directors	2
Information Regarding the Board of Directors and its Committees	5
Compensation of Directors	7
Section 16(a) Beneficial Ownership Reporting Compliance	8
Security Ownership of Certain Beneficial Owners and Management	9
Executive Compensation	10
Compensation Discussion and Analysis	10
Compensation Committee Report	23
2008 Performance Highlights	24
Executive Compensation Tables	26
Summary Compensation Table	26
Grants of Plan-Based Awards	28
Outstanding Equity Awards at December 31, 2008	29
Option Exercises and Stock Vested in 2008	32
Nonqualified Deferred Compensation	33
Potential Payments Upon Termination or Change of Control	35
Proposal 2: Ratification of Independent Auditors	41
Audit and Other Fees	41
Report of the Audit Committee	41
Ratification of Selection of Independent Auditors	42
Proposal 3: Ability of Stockholders to Call Special Meetings	42
Stockholder Proposal	43
Proposal 4: Report on Assessment of Host Country Laws	44

Stockholder Proposals for the 2010 Annual Meeting of Stockholders	45
Nominations for Directors for Term Expiring in 2011	45
Annual Report	46
Exhibit A:	Corporate Governance Policies and Other Governance Measures	A-1
Exhibit B:	Proposed Amendment to the Restated Certificate of Incorporation to Permit Holders of at Least 25 Percent of the Outstanding Common Stock to Call Special Meetings	B-1
Exhibit C:	By-law Amendment to Set Forth Procedures for Holders of at Least 25 Percent of the Outstanding Common Stock to Call Special Meetings	C-1

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Occidental Petroleum Corporation, a Delaware corporation, for use at the Annual Meeting of Stockholders on May 1, 2009, and at any adjournment of the meeting. All numbers of shares and prices per share of Occidental common stock have been adjusted to give effect to the two-for-one stock split in August 2006.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 1, 2009

This Proxy Statement and Occidental’s Annual Report on Form 10-K for the year ended December 31, 2008 are available on Occidental’s web site at www.oxypublications.com or by writing to the Communications and Public Affairs Department, Occidental Petroleum Corporation, 10889 Wilshire Boulevard, Los Angeles, California 90024.

ADMISSION TO THE ANNUAL MEETING

Attendance is limited to stockholders and one guest per stockholder. If you plan to attend the Annual Meeting in person and you are a stockholder of record, you must bring the admission ticket attached to your proxy or information card. If your shares are held in the name of a bank, broker or other holder of record and an admission ticket is not part of your voting instruction card, you will be admitted only if you have proof of ownership on the record date, such as a bank or brokerage account statement. In addition to your admission ticket or account statement, you may be asked to present valid picture identification, such as a driver's license or passport.

VOTING RIGHTS

This Proxy Statement and accompanying proxy card are being mailed beginning on or about March 17, 2009, to each stockholder of record as of March 11, 2009, which is the record date for the determination of stockholders entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of the record date, Occidental had outstanding and entitled to vote 810,567,459 shares of common stock. A majority of outstanding shares must be represented at the Annual Meeting, in person or by proxy, to constitute a quorum and to transact business. You will have one vote for each share of Occidental’s common stock you own. You may vote in person at the Annual Meeting or by proxy. Proxies may be submitted by completing and mailing the proxy card, by telephone or Internet as explained on the proxy card. You may not cumulate your votes.

VOTING OF PROXIES

The Board of Directors has designated Dr. Ray R. Irani, Mr. Aziz D. Syriani and Miss Rosemary Tomich, and each of them, with the full power of substitution, to vote shares represented by all properly executed proxies. The shares will be voted in accordance with the instructions on the proxy card. If no instructions are specified on the proxy card, the shares will be voted:

•	FOR all nominees for directors (see page 2);
•	FOR ratification of the independent auditors (see page 41);
•	FOR amendment of the Certificate of Incorporation (see page 42); and
•	AGAINST Proposal 4 (see page 44).

In the absence of instructions to the contrary, proxies will be voted in accordance with the judgment of the person exercising the proxy on any other matter presented at the Annual Meeting in accordance with Occidental's By-laws.

BROKER VOTES

If your shares are held in street name, under New York Stock Exchange Rules, your broker can vote your shares on Proposals 1, 2 and 3 but not the stockholder proposal (Proposal 4). If your broker does not have discretion and you do not give the broker instructions, the votes will be broker nonvotes, which will have the same effect as votes against the proposal.

VOTE REQUIRED

The vote required to elect directors and to approve each proposal is described with each proposal.

VOTING RESULTS

The Report of Inspector of Elections will be published on Occidental’s web site, www.oxy.com, within 14 calendar days following the date of the Annual Meeting, and the results of the vote will be included in Occidental’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, and in the Report on the Annual Meeting, both of which may be accessed through www.oxy.com or obtained by writing to the Communications and Public Affairs Department, Occidental Petroleum Corporation, 10889 Wilshire Boulevard, Los Angeles, California 90024.

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CONFIDENTIAL VOTING

All proxies, ballots and other voting materials are kept confidential, unless disclosure is required by applicable law or expressly requested by you, you write comments on your proxy or voting instruction card, or the proxy solicitation is contested. Occidental’s confidential voting policy is posted on www.oxy.com and may also be obtained by writing to Occidental’s Corporate Secretary, 10889 Wilshire Boulevard, Los Angeles, California 90024.

REVOKING A PROXY OR CHANGING YOUR VOTE

You may revoke your proxy or change your vote before the Annual Meeting by filing a revocation with the Corporate Secretary of Occidental, by delivering to Occidental a valid proxy bearing a later date or by attending the Annual Meeting and voting in person.

SOLICITATION EXPENSES

Expense of this solicitation will be paid by Occidental. Morrow & Co., Inc. has been retained to solicit proxies and to assist in the distribution and collection of proxy material for a fee estimated at $15,000 plus reimbursement of out-of-pocket expenses. Occidental also will reimburse banks, brokers, nominees and related fiduciaries for the expense of forwarding soliciting material to beneficial owners of its common stock. In addition, Occidental's officers, directors and regular employees may solicit proxies but will receive no additional or special compensation for such work.

PROPOSAL 1: ELECTION OF DIRECTORS

Directors, other than first-time nominees, are elected by a plurality of votes. Pursuant to Occidental’s By-laws, an incumbent director who receives a greater number of votes “against” his or her election than votes “for” in an uncontested election (a “Majority Against Vote”) must tender his or her resignation. The Corporate Governance, Nominating and Social Responsibility Committee (“Nominating Committee”) will consider the resignation and possible responses to it based on the relevant facts and circumstances, and make a recommendation to the Board of Directors. The Board of Directors must act on the Nominating Committee’s recommendation within 90 days following certification of the stockholder vote by the Inspector of Elections. Any director who tenders his or her resignation pursuant to such By-law provision cannot participate in the Nominating Committee’s recommendation or Board of Directors’ action regarding whether to accept the resignation. The Board of Directors will disclose promptly its decision-making process and decision whether to accept or reject the director’s resignation in a Form 8-K filed with the Securities and Exchange Commission.

Unless you specify differently on the proxy card, proxies received will be voted FOR Spencer Abraham, Ronald W. Burkle, John S. Chalsty, Edward P. Djerejian, John E. Feick, Dr. Ray R. Irani, Irvin W. Maloney, Avedick B. Poladian, Rodolfo Segovia, Aziz D. Syriani, Rosemary Tomich and Walter L. Weisman to serve for a one-year term ending at the 2010 Annual Meeting, but in any event, until his or her successor is elected and qualified, unless ended earlier due to his or her death, resignation, disqualification or removal from office. The Nominating Committee and the Board of Directors have waived the retirement age requirement with respect to Messrs. Chalsty and Maloney and requested that Messrs. Chalsty and Maloney serve an additional term. In the event any nominee should be unavailable at the time of the meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

The following biographical information is furnished with respect to each of the nominees for election at the 2009 Annual Meeting.

The Board of Directors recommends a vote FOR all of the nominees.

SPENCER ABRAHAM, 56

Since September 2005, Mr. Abraham has been Chairman and Chief Executive Officer of The Abraham Group, a business consulting firm based in Washington, D.C., and since 2005, has been a distinguished visiting fellow at the Hoover Institution, a public policy research center headquartered at Stanford University and devoted to the study of politics, economics and political economy as well as international affairs. He served as the Secretary of Energy, United States Department of Energy, from 2001 through January 2005. Prior to that, he was a United States Senator, representing the State of Michigan from 1995 to 2001. From 1993 to 1994, he was of counsel to the law firm of Miller, Canfield, Paddock & Stone. He was a co-chairman of the National Republican Congressional Committee from 1991 to 1993 and Chairman of the Michigan Republican Party from 1983 to 1991. Mr. Abraham holds a juris doctorate degree from Harvard Law School. Mr. Abraham also is a director of ICx Technologies and serves as the non-executive chairman of AREVA, Inc., the U.S. subsidiary of the French-owned nuclear company. Mr. Abraham is a trustee of the Churchill Center.

Director since 2005.

Member of the Charitable Contributions Committee, Environmental, Health and Safety Committee, and Executive Compensation and Human Resources Committee.

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RONALD W. BURKLE, 56

Mr. Burkle is the managing partner and majority owner of The Yucaipa Companies, a private investment firm that invests primarily its own capital and that he co-founded in 1986. He is a trustee of the Carter Center, the National Urban League, the Frank Lloyd Wright Building Conservancy and AIDS Project Los Angeles. Mr. Burkle also is a director of KB Home and Yahoo!.

Director since 1999.

Member of the Dividend Committee.

JOHN S. CHALSTY, 75

Mr. Chalsty is a principal and has served as Chairman of Muirfield Capital Management LLC, an asset management firm, since 2002. He served as Senior Advisor to Credit Suisse First Boston during 2001, was Chairman of Donaldson, Lufkin & Jenrette, Inc., an investment banking firm, from 1996 through 2000 and served as its President and Chief Executive Officer from 1986 to 1996. Mr. Chalsty is a Trustee Emeritus of Columbia University and President of Lincoln Center Theatre.

Director since 1996.

Member of the Audit Committee, Corporate Governance, Nominating and Social Responsibility Committee, Dividend Committee, Executive Committee, and Executive Compensation and Human Resources Committee (Chair).

EDWARD P. DJEREJIAN, 70

Ambassador Djerejian has been founding director of the James A. Baker III Institute for Public Policy at Rice University since 1994. Before that, he had a career in foreign service that included serving as United States Ambassador to Israel from 1993 to 1994, as Assistant Secretary of State for Near Eastern Affairs from 1991 to 1993 and as United States Ambassador to the Syrian Arab Republic from 1988 to 1991. Ambassador Djerejian also is a director of Baker Hughes, Inc. and Global Industries, Ltd.

Director since 1996.

Member of the Charitable Contributions Committee, Corporate Governance, Nominating and Social Responsibility Committee, and Environmental, Health and Safety Committee.

JOHN E. FEICK, 65

Mr. Feick is the Chairman and a major stockholder of Matrix Solutions Inc., a provider of environmental remediation and reclamation services. He was President and Chief Executive Officer of Matrix from 1995 to 2003. He also is Chairman and a partner in Kemex Engineering Services, Ltd., which offers engineering and design services to the petrochemical, refining and gas processing industries. He was President and Chief Operating Officer of Novacor Chemicals, a subsidiary of Nova Corporation, from 1984 to 1994. Mr. Feick also is a director of Fort Chicago Energy Partners LP.

Director since 1998.

Member of the Audit Committee, Dividend Committee, Environmental, Health and Safety Committee, and Executive Committee.

DR. RAY R. IRANI, 74

Dr. Irani has been Chairman and Chief Executive Officer of Occidental since 1990. He was Chief Operating Officer from 1984 to 1990. He was Chairman of the Board of Directors of Canadian Occidental Petroleum Ltd. (now Nexen Inc.) from 1987 to 1999. Dr. Irani also is a director of Wynn Resorts, Limited and TCW Group.

Director since 1984.

Member of the Dividend Committee and Executive Committee (Chair).

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IRVIN W. MALONEY, 78

From 1992 until his retirement in 1998, Mr. Maloney as President and Chief Executive Officer of Dataproducts Corporation, which designs, manufactures and markets printers and supplies for computers.

Director since 1994.

Member of the Audit Committee, Charitable Contributions Committee, Executive Committee, and Executive Compensation and Human Resources Committee.

AVEDICK B. POLADIAN, 57

Since 2006, Mr. Poladian has been the Chief Operating Officer of Lowe Enterprises, Inc., a diversified national real estate company active in commercial, residential and hospitality property investment, management and development. He was Executive Vice President, Chief Financial Officer and Chief Administrative Officer for Lowe from 2003 to 2006. Mr. Poladian was with Arthur Andersen from 1974 to 2002 and is a certified public accountant. He is a director of the YMCA of Metropolitan Los Angeles and a former Trustee of Loyola Marymount University. Mr. Poladian also is a director of Western Asset Funds (Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc.).

Director since 2008.

Member of the Audit Committee.

RODOLFO SEGOVIA, 72

Mr. Segovia is a director and on the Executive Committee of Inversiones Sanford, a diversified investment group with emphasis in specialty chemicals and plastics with which he has been affiliated since 1965. A former President of the Colombian national oil company (Ecopetrol) as well as Minister of Public Works and Transportation and Senator of the Republic of Colombia, Mr. Segovia has also served as the President and Chief Executive Officer of polyvinyl chloride and polypropylene companies. Mr. Segovia is a Trustee of the University of the Andes and serves on the Global Council of Lehigh University, where he was a visiting professor.

Director since 1994.

Member of the Charitable Contributions Committee, Corporate Governance, Nominating and Social Responsibility Committee, Environmental, Health and Safety Committee (Chair), Executive Committee, and Executive Compensation and Human Resources Committee.

AZIZ D. SYRIANI, 66

Mr. Syriani has served since 2002 as the President and Chief Executive Officer of The Olayan Group, a diversified trading, services and investment organization with activities and interests in the Middle East and elsewhere. From 1978 until 2002, he served as the President and Chief Operating Officer of The Olayan Group. Mr. Syriani also is a director of The Credit Suisse Group. He was Chairman of the Audit Committee of The Credit Suisse Group from April 2002 until April 2004, and since April 2004, has been Chairman of its Compensation Committee.

Director since 1983.

Lead Independent Director since 1999.

Member of the Audit Committee (Chair), Corporate Governance, Nominating and Social Responsibility Committee, Dividend Committee, and Executive Committee.

ROSEMARY TOMICH, 71

Miss Tomich has been owner of the Hope Cattle Company since 1958 and the A. S. Tomich Construction Company since 1970. Additionally, she is Chairman of the Board of Directors and Chief Executive Officer of Livestock Clearing, Inc. and was a founding director of the Palm Springs Savings Bank. Miss Tomich serves on the Advisory Board of the University of Southern California Marshall School of Business and the Board of Councillors for the School of Letters and Sciences at the University of Southern California and is a Trustee Emeritus of the Salk Institute.

Director since 1980.

Member of the Audit Committee, Charitable Contributions Committee (Chair), Corporate Governance, Nominating and Social Responsibility Committee (Chair), Environmental, Health and Safety Committee, Executive Committee, and Executive Compensation and Human Resources Committee.

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WALTER L. WEISMAN, 73

Since 1988, Mr. Weisman has been involved in private investments and volunteer activities. Prior to 1988, he was Chairman and Chief Executive Officer of American Medical International, a multinational hospital firm. Mr. Weisman is a director of Fresenius Medical Care AG. He is past Chairman and a Life Trustee of the Los Angeles County Museum of Art, a Senior Trustee of the Board of Trustees of the California Institute of Technology and a member of the Institute’s Oversight Committee for the Jet Propulsion Laboratory, and Chairman of the Board of the Sundance Institute.

Director since 2002.

Member of the Audit Committee, Corporate Governance, Nominating and Social Responsibility Committee, Dividend Committee, and Environmental, Health and Safety Committee.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

CORPORATE GOVERNANCE – The Corporate Governance Policies, together with information about Occidental’s Code of Business Conduct and other governance measures adopted by the Board of Directors, are set forth in Exhibit A and are also available at www.oxy.com or by writing to Occidental’s Corporate Secretary, 10889 Wilshire Boulevard, Los Angeles, California 90024.

RELATED PARTY TRANSACTIONS – Pursuant to Occidental’s written Conflict of Interest Policy, each director and executive officer has an obligation to avoid any activity, agreement, business investment or interest, or other situation that could be construed either as divergent to or in competition with Occidental’s interest or as an interference with such person’s primary duty to serve Occidental, unless prior written approval has been granted by the Audit Committee of the Board of Directors. Each director and executive officer is required to complete an annual questionnaire that requires disclosure of any transaction between Occidental and the director or executive officer or any of his or her affiliates or immediate family members. A summary of the Conflict of Interest Policy is included in Occidental’s Code of Business Conduct. There were no transactions by any of the directors or executive officers in 2008 that were required to be reported pursuant to the Conflict of Interest Policy or otherwise.

DIRECTOR EDUCATION – In 2006 and 2007, corporate governance training sessions were provided to directors by the University of Southern California Marshall School of Business. For 2008, the Board waived the director education requirement.

INDEPENDENCE – Each of Miss Tomich and Messrs. Abraham, Burkle, Chalsty, Djerejian, Feick, Maloney, Poladian, Segovia, Syriani and Weisman has been determined by the Board of Directors as meeting the independence standard set forth in Occidental’s Corporate Governance Policies (see Exhibit A) and the New York Stock Exchange Listed Company Manual. In making its determination of independence, the Board considered that, as disclosed under Compensation of Directors on page 8, Occidental matched the gifts made by certain of the directors to charitable organizations. Except for the Executive Committee and the Dividend Committee, all committees of the Board are composed of independent directors.

MEETINGS – The Board of Directors held six regular meetings during 2008, including one executive session at which no members of management were present. Mr. Syriani, the Lead Independent Director, presided over the executive session. Each director attended at least 75 percent of the meetings of the Board of Directors and the committees of which he or she was a member, and all of the directors attended the 2008 Annual Meeting. Attendance at the annual meeting of stockholders is expected of all directors as if it were a regular meeting.

SUCCESSION PLANNING – The Board of Directors annually reviews Occidental’s policies and principles for recruiting, developing and selecting the persons to succeed the Chairman and Chief Executive Officer and the other executive officers. The review includes the background, training, qualities and other characteristics that would be desirable in candidates as well as consideration of possible successors.

COMMUNICATIONS WITH BOARD MEMBERS – Stockholders and other interested parties may communicate with any director by sending a letter or facsimile to such director’s attention in care of Occidental’s Corporate Secretary, 10889 Wilshire Boulevard, Los Angeles, California 90024; facsimile number 310-443-6977. The Corporate Secretary opens, logs and forwards all such correspondence (other than advertisements or other solicitations) to directors unless the director to whom the correspondence is addressed has requested the Corporate Secretary to forward correspondence unopened.

LEAD INDEPENDENT DIRECTOR AND COMMITTEES – The Board of Directors has a Lead Independent Director and seven standing committees: Executive; Audit; Corporate Governance, Nominating and Social Responsibility; Charitable Contributions; Dividend; Executive Compensation and Human Resources; and Environmental, Health and Safety. The Audit Committee Charter, the Executive Compensation and Human Resources Committee Charter and the Corporate Governance, Nominating and Social Responsibility Committee Charter and the enabling resolutions for each of the other committees are available at www.oxy.com or by writing to Occidental’s Corporate Secretary, 10889 Wilshire Boulevard, Los Angeles, California 90024. The general duties of the Lead Independent Director and the committees are described below. From time to time, the Board of Directors delegates additional duties to the standing committees.

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Name and Members	Responsibilities		Meetings or Written Actions in 2008
Lead Independent Director Aziz D. Syriani	•	coordinates the activities of the independent directors	Not applicable
	•	advises the Chairman on the schedule and agenda for Board meetings
	•	assists in assuring compliance with Occidental’s Corporate Governance Policies
	•	assists the Executive Compensation and Human Resources Committee in evaluating the Chairman’s performance
	•	recommends to the Chairman membership of the various Board committees
Audit Committee John S. Chalsty John E. Feick Irvin W. Maloney Avedick B. Poladian Aziz D. Syriani (Chair) Rosemary Tomich Walter L. Weisman

All of the members of the Audit Committee are independent as defined in the New York Stock Exchange Listed Company Manual. All of the members of the Audit Committee are financially literate and the Board has determined that Messrs. Chalsty and Poladian meet the Securities and Exchange Commission’s definition of “audit committee financial expert.” The Audit Committee Report with respect to Occidental's financial statements is on page 41.

The primary duties of the Audit Committee are as follows:

8 meetings including 7 executive sessions with no members of management present
	•	hires the independent auditors to audit the consolidated financial statements, books, records and accounts of Occidental and its subsidiaries
	•	discusses the scope and results of the audit with the independent auditors
	•	discusses Occidental's financial accounting and reporting principles and the adequacy of Occidental's internal accounting, financial and operating controls with the auditors and with management
	•	reviews all reports of internal audits submitted to the Audit Committee and management's actions with respect thereto
	•	reviews the appointment of the senior internal auditing executive
	•	oversees all matters relating to Occidental’s Code of Business Conduct compliance program
Charitable Contributions Committee Spencer Abraham Edward P. Djerejian Irvin W. Maloney Rodolfo Segovia Rosemary Tomich (Chair)	•	oversees charitable contributions made by Occidental and its subsidiaries	5 meetings
Corporate Governance, Nominating and Social Responsibility Committee John S. Chalsty Edward P. Djerejian Rodolfo Segovia Aziz D. Syriani Rosemary Tomich (Chair) Walter L. Weisman	•	recommends candidates for election to the Board	5 meetings
	•	is responsible for the periodic review and interpretation of Occidental's Corporate Governance Policies and consideration of other governance issues
	•	oversees the evaluation of the Board and management
	•	reviews Occidental’s policies, programs and practices on social responsibility, including the Corporate Matching Gift Program
	•	oversees compliance with Occidental’s Human Rights Policy
See page 45 for information on how nominees are selected and instructions on how to recommend nominees for the Board.
Dividend Committee Ronald W. Burkle John S. Chalsty John E. Feick Dr. Ray R. Irani Aziz D. Syriani Walter L. Weisman	•	has authority to declare the quarterly cash dividends on the Common Stock	1 meeting

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Name and Members	Responsibilities		Meetings or Written Actions in 2008
Environmental, Health and Safety Committee Spencer Abraham Edward P. Djerejian John E. Feick Rodolfo Segovia (Chair) Rosemary Tomich Walter L. Weisman	•	reviews and discusses with management the status of health, environment and safety issues, including compliance with applicable laws and regulations	5 meetings
	•	reviews the results of internal compliance reviews and remediation projects
	•	reports periodically to the Board on environmental, health and safety matters affecting Occidental and its subsidiaries
Executive Committee John S. Chalsty John E. Feick Dr. Ray R. Irani (Chair) Irvin W. Maloney Rodolfo Segovia Aziz D. Syriani Rosemary Tomich	•	exercises the powers of the Board with respect to the management of the business and affairs of Occidental between meetings of the Board	None
Executive Compensation and Human Resources Committee Spencer Abraham John S. Chalsty (Chair) Irvin W. Maloney Rodolfo Segovia Rosemary Tomich	•

reviews and approves the corporate goals and objectives relevant to the compensation of the Chief Executive Officer (“CEO”), evaluates the CEO’s performance and determines and approves the CEO’s compensation

5 meetings including 2 executive sessions with no members of management present
	•	reviews and approves the annual salaries, bonuses and other executive benefits of all other executive officers
	•	administers Occidental's stock-based incentive compensation plans and periodically reviews the performance of the plans and their rules
	•	reviews new executive compensation programs
	•	periodically reviews the operation of existing executive compensation programs as well as policies for the administration of executive compensation
	•	reviews director compensation annually
The Executive Compensation and Human Resources Committee's report on executive compensation is on page 23.

COMPENSATION OF DIRECTORS

For 2008, each non-employee director:

•	was paid a retainer of $60,000 per year, plus $2,000 for each meeting of the Board of Directors or of its committees he or she attended in person or telephonically; and
•

received an annual grant of 5,000 restricted shares of common stock, plus an additional 800 restricted shares of common stock for each committee he or she chaired or for serving as lead independent director.

Directors are eligible to participate on the same terms as Occidental employees in the Occidental Petroleum Corporation Matching Gift Program, which matches contributions made by employees and directors up to an aggregate of $50,000 per year to educational institutions and organizations, as well as arts and cultural organizations. In addition, Occidental reimburses non-employee directors for expenses related to service on the Board, including hotel, airfare, ground transportation and meals for themselves and their significant others, and permits, subject to availability, non-employee directors to make use of company aircraft on the same reimbursement terms applicable to executive officers of Occidental. Occidental does not provide option awards, non-equity incentive awards, deferred compensation or retirement plans for non-employee directors. A table summarizing the total compensation for 2008 for each of the non-employee directors who served in 2008 is set forth below.

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Compensation of Directors
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Spencer Abraham	$102,000	$429,200	$5,817	$537,017
Ronald W. Burkle	$74,000	$429,200	$0	$503,200
John S. Chalsty	$110,000	$497,872	$31,019	$638,891
Edward P. Djerejian	$100,000	$429,200	$4,873	$534,073
R. Chad Dreier (3)	$23,000	$0	$0	$23,000
John E. Feick	$98,000	$429,200	$3,656	$530,856
Irvin W. Maloney	$108,000	$429,200	$1,236	$538,436
Avedick B. Poladian	$63,000	$429,200	$0	$492,200
Rodolfo Segovia	$112,000	$497,872	$54,951	$664,823
Aziz D. Syriani	$100,000	$566,544	$4,542	$671,086
Rosemary Tomich	$128,000	$566,544	$0	$694,544
Walter L. Weisman	$104,000	$429,200	$56,702	$589,902
(1)

Restricted Stock Awards are granted to each non-employee director on the first business day following the Annual Meeting. The shares subject to these awards are fully vested on the date of grant, but may not be sold or transferred for three years except in the case of death or disability. The dollar amounts shown reflect $85.84 per share, which is the amount recognized for financial reporting purposes pursuant to Statement of Financial Accounting Standard No. 123 Revised 2004, Share-Based Payment (“FAS 123(R)”). See Note 12 to Consolidated Financial Statements in Occidental’s Annual Report on Form 10-K for the year ended December 31, 2008, regarding assumptions underlying valuation of equity awards. The number of Restricted Stock Awards outstanding for each director is shown in the Beneficial Ownership Table on page 9.

(2)

None of the non-employee directors received any fees or payment for services other than as a director. Amounts shown include personal benefits in excess of $10,000, all tax gross-ups regardless of amount and matching charitable contributions. For Messrs. Djerejian, Feick, Maloney and Syriani, the amount shown is the tax gross-up related to reimbursement of spousal travel cost. For Mr. Weisman, the amount shown is the charitable contribution pursuant to Occidental’s Matching Gift Program (including a $7,500 matching contribution for a gift made by him in 2007, for which the organization did not submit the matching gift form in time to include the amount in the 2008 Proxy Statement). For Messrs. Abraham, Chalsty and Segovia, $2,067, $6,019 and $4,951, respectively, is for the tax gross-up related to reimbursement for spousal travel and $3,750, $25,000 and $50,000, respectively, is the charitable contribution pursuant to Occidental’s Matching Gift Program.

(3)	Mr. Dreier served as a director through the 2008 Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, Occidental's executive officers, directors and any beneficial owner of more than 10 percent of any class of Occidental's equity securities are required to file, with the Securities and Exchange Commission and the New York Stock Exchange, reports of ownership and changes in ownership of Occidental common stock. Copies of such reports are required to be furnished to Occidental. Based solely on its review of the copies of the reports furnished to Occidental or written representations that no reports were required, Occidental believes that, during 2008, all persons required to report complied with the Section 16(a) requirements.

8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At the close of business on February 28, 2009, there was no person known to Occidental to be the beneficial owner of five percent or more of the outstanding voting securities of Occidental.

The following table sets forth certain information regarding the beneficial ownership of Occidental common stock as of February 28, 2009, by each of the named executive officers, the directors of Occidental, and all executive officers and directors as a group. The directors are subject to stock ownership guidelines as described in Occidental’s Corporate Governance Policies (see Exhibit A). The executive officers are subject to stock ownership guidelines, which range from two to ten times base salary (see Executive Stock Ownership at www.oxy.com). All of the directors and current executive officers were in compliance with the guidelines as of February 28, 2009.

Beneficial Ownership of Directors and Executive Officers
Name	Sole Voting and Investment Shares (1)		Restricted Shares (2)	Exercisable Options (3)	Total Shares Beneficially Owned (4)		Percent of Outstanding Common Stock (5)	Restricted/ Performance Stock Units (6)
Spencer Abraham	0		13,848	0	13,848			0
Ronald W. Burkle	19,000		30,000	0	49,000			0
John S. Chalsty	23,170		26,636	0	49,806			0
Stephen I. Chazen	1,861,694		0	0	1,861,694			421,115
Donald P. de Brier	627,314		0	599,280	1,226,594			101,615
Edward P. Djerejian	10,240		30,000	0	40,240			0
John E. Feick	0		30,000	0	30,000			0
Ray R. Irani	6,737,182		0	0	6,737,182			1,150,100
Irvin W. Maloney	14,619		30,000	0	44,619			0
John W. Morgan	402,820	(7)	0	160,000	562,820	(7)		50,196
R. Casey Olson	111,819		0	66,667	178,486			96,483
Avedick B. Poladian	0		5,000	0	5,000			0
Rodolfo Segovia	44,771	(8)	33,018	0	77,789	(8)		0
Aziz D. Syriani	26,900		27,160	0	54,060			0
Rosemary Tomich	29,300		33,072	0	62,372			0
Walter L. Weisman	2,429		30,000	0	32,429			0

All executive officers and directors as a group ( 20 persons)	9,997,513		288,734	1,212,614	11,498,861		1.42%	1,908,667

(1)	Includes shares held through the Occidental Petroleum Corporation Savings Plan.
(2)	For non-employee directors, includes shares for which investment authority has not vested under the 1996 Restricted Stock Plan for Non-Employee Directors and the 2005 Long-Term Incentive Plan.
(3)	Includes options and stock appreciation rights which will be exercisable within 60 days.
(4)	Represents the sum of the first three columns.
(5)	Unless otherwise indicated, less than 1 percent.
(6)

Includes the restricted stock unit awards and awards at target level under performance stock awards and performance-based restricted share unit awards. Until the restricted or performance period ends, as applicable, and, in the case of both types of performance awards, until the awards are certified, no shares of common stock are issued. However, grant recipients receive dividend equivalents on the restricted stock units during the restricted period and on the target share amount of performance stock awards during the performance period. Dividend equivalents on performance-based restricted share unit awards are paid at the end of the performance period on the number of shares certified.

(7)	Includes 800 shares held by Mr. Morgan’s wife.
(8)	Includes 14,844 shares held by Mr. Segovia as trustee for the benefit of his children.

9

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION PHILOSOPHY AND OBJECTIVES

Occidental’s executive compensation program is designed to attract and retain outstanding executives, and incentivize them to achieve superior performance in the pursuit of Occidental’s long-term strategic objectives. The intent of the program is to put a substantial portion of compensation at-risk and tied to performance, and to reward unique or exceptional contributions to overall sustainable value creation for stockholders and the attainment of long- and short-term performance targets. The Executive Compensation and Human Resources Committee’s (the “Compensation Committee”) intent is to maintain an executive compensation program that:

•

Maintains a clear linkage between performance and compensation by ensuring that a high percentage of the total compensation of executive officers is “at-risk,” which means that such compensation is contingent on the achievement of objectively identifiable performance targets,

•	Aligns executive and stockholder interests by requiring a substantial ongoing equity ownership position for executives,

•	Attracts, motivates and retains superior executive talent over the long-term,

•	Provides exceptional compensation opportunities for high-performing executives, and

•	Uses performance measures and associated time horizons that measure both long-term stockholder value creation and the consistent annual execution of Occidental’s business plan.

ELEMENTS OF STOCKHOLDER VALUE CREATION

Occidental believes that its executive management team has created, and continues to create, long-term value for stockholders through the consistent development and execution of a business model that produces returns well in excess of Occidental’s estimated cost of capital. Occidental’s executive compensation program seeks to incent and reward the following elements of value creation:

Capital Allocation

Capital allocation is a primary focus of executive management. In the last 18 years, Occidental has been disciplined in allocating significant capital to a focused portfolio of efficient, long-lived assets. As a result, Occidental is in a strong competitive and financial position for the future. In addition to creating stable cash flows and reducing leverage, this disciplined approach has significantly enhanced Occidental’s competitive position with potential partners overseas.

Risk Management

Executive management is expected to understand and effectively manage six key areas of risk: exploration, engineering, commodity, political, reinvestment and financial. The Compensation Committee believes that managing these risks is crucial to sustained value creation and preservation and that Occidental management is focused on continuous improvement in the area of risk. In particular, Occidental continues to demonstrate competitive advantages in managing engineering risk globally and political risk in the Middle East, as a result of the strong relationships it has developed in many Middle Eastern countries.

Cash Flow

Executive management is expected to build, and has built, a business model that delivers strong, consistent cash flows capable of funding business needs, oil and gas reserve growth and dividends while maintaining low absolute debt levels. Over the past several years, Occidental has been an oil and gas exploration and production industry leader in cash flow per barrel that has allowed it to increase dividends from $0.55 to $1.21 per share from 2004 to 2008 and reduce its debt-to-capitalization ratio from 27% to 9% over the same period.

Financial Strength and Flexibility

Maintaining financial strength and flexibility with low leverage is essential for a cyclical, commodity business and vital to Occidental’s competitive position when being considered for potential partnerships, especially overseas. Management’s focus on these areas has resulted in a consistent increase in Occidental’s credit ratings. For example, Standard & Poor’s increased Occidental’s rating from BBB- in 2000 to A in 2008, which has served Occidental especially well in today’s volatile capital markets.

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EVOLUTION OF OCCIDENTAL'S CORPORATE GOVERNANCE PRACTICES RELATED TO EXECUTIVE COMPENSATION

As its business model and the broader corporate governance environment have evolved, Occidental has maintained an ongoing, constructive dialogue with stockholders and certain stockholder advisory groups, with the goal of achieving continuous improvement in all aspects of our corporate governance practices, including executive compensation. As a result of this ongoing dialogue, Occidental has implemented a number of new policies related to executive compensation, including:

•	A Say-on-Pay Policy under which stockholders will have a non-binding advisory vote on executive compensation policy with the first such vote beginning at the 2010 Annual Meeting.
•	Pro rata vesting of any future awards of stock options, stock appreciation rights or restricted stock units in the event of the death of the grantee. See page 18.
•

Expansion of its stock ownership guidelines to provide that senior management is expected to retain 50% of net after-tax shares acquired through equity awards for three years following vesting. See page 18.

•	A requirement that compensation consultants be independent. See page A-3.
•	Potential forfeiture of awards in the event the grantee violates Occidental’s Code of Business Conduct. See page 22.

EVOLUTION OF OCCIDENTAL'S BUSINESS MODEL AND EXECUTIVE COMPENSATION PRACTICES

Occidental’s business model has changed over the past 18 years. It had been a conglomerate of unrelated businesses with operations in approximately 35 countries. Today it is an oil and gas company focused on long-lived assets with long-term growth potential. It is supported by a chemical segment capable of providing cash flow in excess of normal capital expenditures.

In the early stages of the evolution of Occidental’s business model, Occidental’s executive compensation program was focused more on longer-term, equity-based compensation, primarily in the form of stock options and restricted stock. These awards were designed to incent and reward the desired strategic shift to an oil and gas company focused on growing stockholder value. Beginning in 1999 a portion of the equity awards were tied to Occidental’s stock performance relative to its peers over a four-year performance period. A combination of oil and gas and chemical companies were chosen as the peer group in the early years of such awards to reinforce Occidental’s then new business model and to reward for performance superior to its peers. During this same period emphasis was also placed on the deferral of equity awards, including mandatory deferral of restricted stock awards, to assure long-term alignment between management and stockholders.

With its strategic transformation largely completed, in recent years Occidental has shifted its focus principally to superior results relative to its peers through consistent, exceptional execution of its business model. In 2006 and in 2007, the Compensation Committee engaged Hewitt Associates LLC to recommend design changes to the compensation program that would provide incentives for future performance consistent with the ultimate objective of long-term growth in stockholder value. The resulting compensation program, which was not changed in 2008, focuses on two fundamental elements: base compensation and at-risk compensation. The current executive compensation program is almost entirely at-risk, and includes two performance measures: total stockholder return over a four-year term compared to a peer group and cumulative return on equity over a three-year term.

The following graphs show the at-risk compensation, option awards1, and non-performance-based compensation2 as a percentage of the total target compensation value established by the Compensation Committee for each of the named executive officers for 2008, 2007 and except for Mr. Olson, 2006. See pages 19 to 22 for the total compensation values established for each of the named executive officers.

Comparison of Compensation Program Elements

[the following is a tabular representation of graphical materials]

	At-Risk Compensation as percent of Total Compensation Value at target	Non-Performance-Based Compensation as percent of Total Compensation Value at target	Options/SARs as percent of Total Compensation Value at target
Ray R. Irani
2008	91.9	8.1
2007	91.3	8.7
2006	55.5	10.0	34.5
Stephen I. Chazen
2008	92.9	7.1
2007	93.4	6.6
2006	46.5	8.2	45.3
Donald P. de Brier
2008	81.5	18.5
2007	81.4	18.6
2006	37.8	15.9	46.3
John W. Morgan
2008	71.8	28.2
2007	83.9	16.1
2006	38.6	14.4	47.0
R. Casey Olson
2008	83.9	16.1
2007	85.8	14.2

[1]	No option-type awards were granted in 2007 or 2008. The stock appreciation rights granted in 2006 had no performance-based vesting requirement.
[2]	Non-performance-based compensation includes the amounts shown in the “Salary and Other,” and “Bonus” columns from the total compensation value tables on pages 19-22.

11

The table below illustrates the success of Occidental’s business model relative to industry peers and the equity markets in the aggregate:

Total Cumulative Stockholder Return

Over 3, 5 and 10 Years

	2006-2008		2004-2008		1999-2008
Occidental	58.0%		210.5%		843.4%
S&P Oil & Gas Index	36.9%		107.5%		182.1%
S&P 500	(23.0%	)	(10.5%	)	(13.0%	)

COMPENSATION PROGRAM ELEMENTS

The two fundamental elements of Occidental’s current executive compensation program are base compensation and at-risk compensation. Base compensation, which includes salary, defined contribution retirement and savings plans, and other non-cash benefits, is the smallest portion of the total compensation received by executive officers. At-risk compensation may be either equity- or cash-based or a combination of both, and accounts for a substantial majority of the total compensation value established by the Compensation Committee for the named executive officers in recent years.

Base Compensation
Salary	Salary levels take into account job responsibilities, individual performance, experience level and competitive market data, and may be adjusted periodically.

Other Compensation

These programs encompass benefits such as defined contribution retirement and savings plans, deferred compensation and certain other benefits. Many of these programs are substantially similar to the basic level of cash and non-cash benefits that major companies in the oil and gas industry typically provide to salaried employees, except that Occidental does not provide a defined benefit pension plan to its salaried employees. Certain other benefits that apply only to senior executives are described under “Other Compensation and Benefits” beginning on page 17.

At-Risk Compensation
Cash Incentives

Cash incentives reward the executive for intermediate-term and current-year performance. Intermediate-term cash awards are based on the achievement of financial performance objectives over a three- to four-year term. Performance objectives for intermediate-term awards currently require attainment of specified levels of return on equity. Cash compensation awards for current year performance are made annually and are linked to the attainment of Occidental’s annual financial goals, as well as a subjective assessment of the executive’s achievement of specific individual objectives in such areas as operational priorities, organizational development and governance. Starting in 2007, Occidental increased the use of incentive cash awards relative to equity awards in part to decrease share dilution and in part to put caps on the amounts that can be earned by the named executive officers.

Equity Compensation

Equity compensation rewards the executive for intermediate- and long-term accomplishments. A list of possible performance objectives that may be used for equity awards is contained in Occidental’s 2005 Long-Term Incentive Plan, which was approved by Occidental stockholders. Payout of equity compensation awards are generally based on the achievement of one or more performance objectives, measured over a three- to four-year period. Options, which have value for the executive only if the price of the stock increases, may also be granted if deemed appropriate to achieve business objectives. No option-type awards were granted in 2008 or 2007.

12

The following table summarizes the components of at-risk compensation in Occidental’s 2008 executive compensation program. No payout is made for performance below the minimum performance target. In order to receive maximum payout, the maximum performance target must be met or exceeded. See Discussion of Specific Compensation Program Elements for 2008 beginning on page 14.

Summary of At-Risk Compensation
Compensation Component	Performance Period	Form of Payout	Payout Basis	Payout Range
				Minimum Payout (1)	Performance Resulting in Minimum Payout	Maximum Payout (1)	Performance Required for Maximum Payout
Return on Equity Incentive Award (ROEI)	3 Years	Cash	Cumulative annual return on equity (ROE)	0%	ROE ≤ 33%(2)	200%	ROE ≥ 54%(2)
Total Stockholder Return Incentive Award (TSRI)	4 Years	50% Cash 50% Stock	Total stockholder return relative to peer group (TSR)	0%(3)	Bottom Third	150%(3)	Top Third
Executive Incentive Compensation Plan (EICP) Non-Equity Incentive Portion – 60% weight	1 Year	Cash	Core, Basic earnings per share (EPS)	0%	EPS ≤ $5.50	200%	EPS ≥ $7.00
Bonus Portion – 40% weight(4)	1 Year	Cash	Key performance areas: o Governance and ethical conduct o Functional and operating accomplishments o Health, environment and safety o Diversity o Organizational development	0%	Subjective Performance Assessment	200%	Subjective Performance Assessment
(1)	Percent of target payout.
(2)	A 33 percent ROE and a 54 percent ROE represent an annual return of 11 percent and 18 percent , respectively, compounded on a quarterly basis.
(3)	Payout percent for total stockholder return in the middle third of peer group is based on a linear interpolation of values between 0 percent and 150 percent.
(4)	Because of the subjective assessment of performance, bonus targets are shown under “Non-Performance-Based Compensation” in the Total Compensation Value tables beginning on page 19.

The key performance measures used for at-risk awards and the performance they are intended to reward are:

•

Return on equity (ROE). ROE is obtained by dividing net income by stockholders equity. It measures effectiveness of capital allocation as well as execution of the capital program. In the oil and gas industry, effective use of capital is a primary determinant of long-term growth in stockholder value. In addition, ROE is objectively determinable from Occidental’s published financial statements.

Examples of the types of actions this performance measure is intended to promote are the focus by senior management on capital projects for enhanced oil recovery programs and the acquisition at appropriate price of new assets that complement Occidental’s existing holdings, both of which have helped to extend Occidental’s reserve life and provided growth.

Targets for this award are based on a cumulative ROE over a three-year period which mitigates the impact of short-term oil and gas price fluctuations that can distort results.
•

Total stockholder return (TSR). TSR is the change in the price of a share of common stock plus reinvested dividends over a specified period of time. Occidental’s TSRI-based awards use a peer comparison that, over the performance period, substantially neutralizes major market variables that have an impact on the entire oil and gas industry. The TSR is based on a four-year performance period. Management believes that over intermediate periods, change in stock price is a meaningful reflection of how the market and others view Occidental’s performance and the value management has created.

As a measure, it is intended to encourage management to focus on stockholder value creation and execute business strategies in a manner that investors can recognize through increased share price. It is also intended to encourage a focus on cash flow and financial flexibility, which support a lower equity risk premium than others in the oil and gas industry, as well as the sustained payment of dividends.

•	Earnings per share (EPS). EPS directly impacts stockholder value and is a readily determinable measure of annual performance.

The use of annual EPS targets as a performance measure is intended to recognize that, while Occidental allocates capital to projects with multi-year time horizons, executives must execute plans and manage risks on a day-to-day basis and consistently achieve near-term objectives in order for these multi-year projects to succeed.

13

ROLE OF MANAGEMENT IN EXECUTIVE COMPENSATION

The Compensation Committee sets compensation for Occidental’s senior executives. Dr. Irani recommends compensation for Messrs. Chazen, de Brier, Morgan and Olson to the Compensation Committee. Dr. Irani’s compensation is set only by the Compensation Committee. Dr. Irani and the Executive Vice President - Human Resources may be present for a portion of each of the Compensation Committee meetings, but are not present when compensation decisions regarding Dr. Irani are discussed and made. Mr. Chazen may be present for a portion of certain meetings to provide the Compensation Committee information regarding Occidental’s financial and operating plans and results. Mr. de Brier may be present for a portion of certain meetings to discuss legal matters. Occidental prepares materials for each Compensation Committee meeting to assist the Compensation Committee in its consideration of executive compensation programs and policies and its administration of plans and programs.

ROLE OF INVESTORS AND PROXY ADVISORY SERVICES

Occidental maintains an on-going dialogue with its stockholders and certain stockholder advisory groups. As a follow-up to successful meetings between members of Occidental’s management team and institutional investors in 2007, the Chairman of the Compensation Committee participated in meetings with some of Occidental’s institutional investors in September 2008. Discussions at the meetings included, among other things, the concept of an advisory vote on compensation and Occidental’s compensation philosophy and practices. Feedback obtained from these meetings was provided to the Compensation Committee and the full Board. Comments from the investor meetings were taken into consideration in Occidental’s efforts to change some elements of its compensation program and to improve the quality of its compensation disclosures. In addition to meeting with institutional investors, Occidental has from time to time discussed its compensation practices and procedures with RiskMetrics Group to make certain that the persons evaluating its proxy statement understand the compensation program.

ROLE OF COMPENSATION CONSULTANTS

Each year, Occidental participates in compensation surveys conducted by Hewitt Associates LLC (“Hewitt”), Towers Perrin, Frederic W. Cook & Co. and other compensation consultants in order to better understand general external compensation practices, including executive compensation. From time to time, Occidental, through its executive compensation department or the Compensation Committee, will engage a consultant to provide advice on specific compensation issues. The Board’s policy on retention of independent compensation consultants adopted in 2008 is set forth in Exhibit A under “Other Governance Measures.”

Because of the changes made in response to the study of long-term incentives performed for the Compensation Committee in 2007 by Hewitt, which were discussed in Occidental’s 2008 Proxy Statement, the Committee decided that it was appropriate to not make further program changes in 2008 but rather wait to assess whether the revised program performed as intended. Accordingly, no compensation consultant was engaged to assist the Compensation Committee with respect to its 2008 compensation decisions.

For 2009, Pearl Meyer & Partners has been retained by the Compensation Committee to provide information related to current and changing market and regulatory environments.

DISCUSSION OF SPECIFIC COMPENSATION PROGRAM ELEMENTS FOR 2008

The Compensation Committee discussed the components of the compensation for the named executive officers for 2008 at its regularly scheduled meetings held in December 2007; February, May, July, October and December 2008; and February 2009. The Compensation Committee reviewed the elements of total compensation for each of the named executive officers as compared to the total compensation for the top five executives at other oil and gas companies, as disclosed in those companies’ respective proxy statements. The Compensation Committee also reviewed the long-term incentive value and mix of awards granted to each of the named executive officers for the last five years; estimated future values of possible awards; and financial and other performance measures contrasting Occidental with other oil and gas companies, including return on capital employed, return on equity, total stockholder return, revenues and market capitalization. No options, stock appreciation rights, restricted stock units or performance-based restricted stock units were granted in 2008 or 2007.

Salary and other base compensation. Base salary was reviewed at the December 2007 meeting of the Compensation Committee. Because it prefers to emphasize performance-based compensation, the Compensation Committee does not grant regular annual salary increases to executive officers. Accordingly, except for Mr. Chazen who received an increase in his base salary from $720,000 to $800,000, none of the named executive officers received an increase in salary for 2008. No changes to the other non-performance based elements of the compensation program (See page 12) were made in 2008, other than changes made to assure compliance with the regulations issued pursuant to Internal Revenue Code Section 409A and the changes to the distribution options under the Supplemental Retirement Plan II described on page 33.

Effective January 1, 2009, as part of a corporate-wide initiative to reduce costs, each of the named executive officers agreed to a ten percent salary reduction.

14

At-risk compensation. Performance-based incentive awards are made twice a year. The short-term award under the Executive Incentive Compensation Plan is made in February and the longer-term awards under the 2005 Long-Term Incentive Plan are made in July.

•

Executive Incentive Compensation Plan Award (EICP) – The Compensation Committee sets a personal target percentage of base salary for each executive officer that is used to calculate any award that could be earned by the officer under the EICP. The personal target percentages of base salary that were set for 2008 for Dr. Irani and Messrs. Chazen, de Brier, Morgan and Olson were 175, 115, 70, 75 and 75 percent, respectively. In making its determination, the Compensation Committee considers the executive’s ability to influence Occidental’s performance during the one-year performance period. The Compensation Committee also reviewed cash incentive information derived from a number of commercially available compensation surveys. The relatively small size of the awards reflects the Committee’s philosophy that, while meaningful, short-term financial achievement may not translate to sustained stockholder value creation and that, accordingly, the most significant portion of at-risk awards should come from awards with performance periods longer than one year.

Sixty percent of the personal target EICP award is based on Occidental’s performance as measured against financial targets established in the first quarter of the year (the “Non-Equity Incentive Portion”). Core, Basic EPS[3] was chosen as the financial target for all corporate executives because it provides a readily determinable measure of annual performance and compensates the executives for current operating performance. The Compensation Committee set the 2008 Core, Basic EPS targets based on an analysis of various projected financial-results scenarios and a review of analysts’ estimates of Occidental’s earnings per share for 2008, which projected oil and gas prices for 2008 would be higher than 2007 levels. The award was determined to be 0 percent if earnings per share fell below $5.50, increasing ratably thereafter, up to 200 percent of target if earnings per share reached $7.00 or more.

The remaining 40 percent of the personal target EICP award is the Bonus Portion, which is based on the Compensation Committee’s subjective assessment of an executive’s handling of certain key performance areas, as well as the executive’s response to unanticipated challenges during the year. Key performance areas include governance and ethical conduct; functional and operating accomplishments; health, environment and safety responsibilities; encouraging diversity; and organizational development.

The total payout value of the EICP award is calculated by multiplying base salary at year end by the sum of the Non-Equity Incentive portion and the Bonus Portion:

Non-Equity Incentive Portion
60% of Personal Target	X	Financial Performance Payout Percentage (0 to 200%)
+
Bonus Portion
40% of Personal Target	X	Individual Performance Payout Percentage (0 to 200%)

At the February 2009 meeting, the Compensation Committee approved the total cash incentive compensation to be paid pursuant to the Executive Incentive Compensation Plan for 2008 based on the Core Basic EPS achieved and the executives’ accomplishments of their individual performance objectives. See “Individual Compensation Considerations” beginning on page 18. Occidental’s 2008 financial results yielded Core Basic EPS of $8.99, resulting in a 200 percent payout of the Non-Equity Incentive Portion of the Executive Incentive Compensation Plan award for the named executive officers. Total cash incentive payments to the named executive officers under the Executive Incentive Compensation Plan for 2008, including the Bonus Portion, are included in the Summary Compensation Table on page 26.

•

Return on Equity Incentive Award (ROEI) – Sixty-five percent of the long-term incentive value awarded to Dr. Irani and the other named executive officers in July 2008 (see pages 19 through 22) was in the form of ROEIs. From 0 to 200 percent of the target incentive amount will be paid in cash upon achievement of specific levels of three-year cumulative return on equity. In the oil and gas industry, effective capital allocation and investment decisions are the primary determinants of long-term growth in stockholder value. The economic success of these investment decisions must be measured over a multi-year period, and the Compensation Committee believes return on equity is the best measure of such success for Occidental. The Compensation Committee believes consistent success in achieving superior returns on equity contributes to superior long-term growth in stockholder value.

[3]

For the purposes of the EICP Award, Core, Basic EPS is computed by excluding the “Significant Items Affecting Earnings” from Occidental’s Net Income and dividing this amount by the weighted-average basic shares outstanding. For a discussion of “Significant Items Affecting Earnings,” see “Management Discussion and Analysis of Financial Condition and Results of Operations” in Occidental’s Annual Report on Form 10-K for the year ended December 31, 2008.

15

Occidental estimates its cost of equity capital using the Capital Asset Pricing Model. Key inputs for this model include Occidental’s dividend rate and stock price volatility, as well as the current interest rate environment. Occidental estimates that its current cost of equity capital is less than 10 percent. A minimum cumulative threshold in excess of 33 percent over the three-year performance period, which represents a compounded annual rate of 11 percent compounded on a quarterly basis, was selected to ensure that a payout would be made only if total return on equity exceeded Occidental’s expected cost of equity capital for the same period. Grantees of ROEIs will receive payment only if that performance level is exceeded. Maximum payout is attainable if cumulative return on equity at the end of the three-year performance period is 54 percent or higher, which represents an annual compounded rate of at least 18 percent compounded on a quarterly basis. In selecting the maximum return on equity level, the Compensation Committee noted that Occidental is operating in a highly competitive environment with rapidly escalating costs and that the equity base was expected to continue increasing, factors that will make future performance targets more difficult to reach. Receipt of the maximum incentive amount would require that all of the following occur during the performance period:

o Successful execution of Occidental’s operating strategy; and
o Effective allocation and expenditure of capital.

Unless there is a significant improvement in the current general economic environment and substantial increases in oil and gas product prices, it is expected that the threshold performance level specified in the ROEI awards granted in July 2008 will not be achieved, in which case there will be no payout under these awards.

•

Total Stockholder Return Incentives (TSRIs) – TSRIs are performance-based equity awards based on Occidental’s total stockholder return compared to the total stockholder returns of other peer comparison companies[4]. Payment under the TSRIs is dependent upon Occidental’s total stockholder return over a four-year performance period compared to the total stockholder returns for the specified group of comparison companies. The comparison of total stockholder returns to peer companies’ returns over a period of time essentially neutralizes major market variables that have an impact on the entire oil and gas industry, thereby rewarding the executives for Occidental’s performance relative to the peer group companies.

Thirty-five percent of the long-term incentive value awarded to Dr. Irani and each of the other named executive officers in July 2008 was in the form of TSRIs with a performance period beginning July 16, 2008 and ending July 15, 2012. The number of units at target was determined by dividing the target incentive value by $77.00, the closing stock price on the date the Compensation Committee made the grant. Payout will be split equally between stock and cash regardless of the payout percentage. Dividend equivalents are paid during the performance period at target. The payout amounts may vary from 0 percent to 150 percent, depending upon Occidental’s performance compared with its peers at the end of the performance period as follows:

Occidental’s Performance Compared to Peers	Payout
Bottom Third	0 percent
Middle Third	Linearly interpolated pursuant to a formula to provide a payout between 0 to 150 percent
Top Third	150 percent

•

Performance Stock Awards (PSAs) – Prior to 2008, a Performance Stock Award was granted effective January 1 of each year. The PSA is an equity award similar to a TSRI award except that (1) the payout was determined by reference to a matrix of possible results included in the award agreement, (2) the maximum payout was 200% of the target award and (3) the amounts earned in excess of 100% were settled in cash. No future grants of PSAs are planned at this time. The PSAs for which the performance period ended on December 31, 2007 were certified for payment at the February 2008 Compensation Committee meeting. The payout amounts for those awards are included in the Options Exercised and Stock Vested table on page 32.

In February 2009, the Compensation Committee certified the total stockholder return calculations for the performance period from January 1, 2005, through December 31, 2008, in order to determine the payout for the PSAs granted in December 2004. The values of these vested PSAs are not included in the Option Exercises and Stock Vested table on page 32 because certification and payout occurred in 2009. Occidental ranked first out of the five remaining peer companies[5] at December 31, 2008 and, as a result, the payout was at 200 percent for all of the named executive officers. The number of equivalent shares earned by Dr. Irani, Mr. Chazen, Mr. de Brier, Mr. Morgan and Mr. Olson were 133,656, 44,416, 26,436, 26,988 and 15,424, respectively, of which the target share amount was settled in stock and the balance in cash.

[4]

In addition to Occidental, for the TSRIs, the peer group companies are Anadarko Petroleum Corporation, Apache Corporation, BP p.l.c., Chevron Corporation, ConocoPhillips, Devon Energy Corporation, ExxonMobil Corporation and Royal Dutch Shell plc.

[5]	The remaining peer companies in addition to Occidental were: Anadarko Petroleum Corporation, Chevron Corporation, ConocoPhillips and Hess Corporation.

16

OTHER COMPENSATION AND BENEFITS

Occidental does not have a defined benefit pension program that provides salaried employees a fixed monthly retirement payment.

•

Qualified Defined Contribution Plans – All salaried employees paid in U.S. dollars, including the named executive officers, are eligible to participate in one or more tax-qualified, defined contribution plans. The defined contribution retirement plan, which provides for periodic contributions by Occidental based on annual cash compensation and age, up to certain levels pursuant to Internal Revenue Service (IRS) regulations, was implemented as a successor plan to the defined benefit pension plan that was terminated in 1983. For 2008, the defined contribution 401(k) savings plan permitted employees to save a percentage of their annual salary of up to the $230,000 limit set by IRS regulations, and the employee pre-tax contribution was limited to $15,500. Employees may direct their contributions to a variety of investments. Occidental generally matches employee contributions with Occidental common stock on a dollar-for-dollar basis, in an amount up to 6 percent of the employee’s base salary. The amounts contributed to the qualified plans on behalf of the named executive officers are detailed under “All Other Compensation” in the Summary Compensation Table on page 26. As of December 31, 2008, the aggregate balances under the qualified plans were $4,050,931 for Dr. Irani, $1,049,689 for Mr. Chazen, $1,863,253 for Mr. de Brier, $2,858,677 for Mr. Morgan and $842,582 for Mr. Olson. The named executive officers are fully vested in their account balances under the qualified plans.

•

Nonqualified Defined Contribution Retirement Plan – Occidental’s nonqualified retirement plan is described on page 33. The amounts contributed to the nonqualified retirement plan on behalf of the named executive officers are detailed under “All Other Compensation” in the Summary Compensation Table on page 26. Company contributions, aggregate earnings and aggregate balances for the named executive officers in the nonqualified retirement plan are included in the Nonqualified Deferred Compensation Table on page 34.

•

Nonqualified Deferred Compensation Plan – Occidental’s nonqualified deferred compensation plan is described on page 33. The aggregate amounts of salary and bonuses deferred by the named executive officers are included as compensation in the “Salary,” “Bonus” and “Non-Equity Incentive Compensation” columns of the Summary Compensation Table on page 26, as appropriate, in the year of deferral. The above-market portion of the accrued interest on deferred amounts is reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table. Contributions, aggregate earnings and aggregate balances for the named executive officers for the nonqualified deferred compensation plans are shown in the Nonqualified Deferred Compensation Table on page 34.

•

Deferred Stock Program – Occidental’s deferred stock program is described on page 33. Contributions, aggregate earnings, aggregate distributions and aggregate balances for the named executive officers in the 2005 Deferred Stock Program are included in the Nonqualified Deferred Compensation Table on page 34.

•

Employment Agreements – Employment agreements are offered to key executives for recruitment and retention purposes and to ensure the continuity and stability of management. The employment agreements for Dr. Irani, Mr. Chazen and Mr. de Brier, the only named executive officers with employment agreements, are discussed under “Potential Payments Upon Termination or Change of Control” beginning on page 35.

•

Security – Personal security services, including home detection and alarm systems and personal security guards, are provided to executives to address perceived risks, at costs which are presented to the Compensation Committee.

•

Tax Preparation and Financial Planning – A select group of executives, including the named executive officers, receive financial planning and investment advice, including legal advice related to tax and financial matters, and in Dr. Irani’s case, investment services. Occidental executives are required to have their personal tax returns prepared by a tax professional qualified to practice before the Internal Revenue Service in order to ensure compliance with applicable tax laws.

•

Corporate Aircraft Use – Executives and directors may use corporate aircraft for personal travel, if space is available. The named executive officers and directors reimburse Occidental for personal use of company aircraft, including any guests accompanying them, at not less than the standard industry fare level rate (which is determined in accordance with IRS regulations).

•

Insurance – Occidental offers a variety of health coverage options to all employees. Senior executives participate in these plans on the same terms as other employees. In addition, for all employees above a certain job grade level, Occidental pays for an annual physical examination. The company provides all salaried employees with life insurance equal to twice the employee’s base salary. For certain senior employees, Occidental increases that to three times base salary. Occidental also provides senior executives with excess liability insurance coverage.

•	Other – Other benefits are included under “All Other Compensation” in the Summary Compensation Table on page 26.

17

STOCK OWNERSHIP GUIDELINES

Occidental has had minimum stock ownership guidelines for Occidental’s senior management since 1996. Stock ownership includes stock owned by the officer directly and through Occidental’s Savings Plan as well as outstanding stock awards under the equity incentive plans. Under the current guidelines, the cumulative ownership targets are 10 times salary for Dr. Irani and five times salary for Messrs. Chazen, de Brier, Morgan and Olson. As of February 28, 2009, all of the named executive officers held stock in excess of the guidelines. See www.oxy.com for the executives’ individual targets on holdings as of February 28, 2009. Additionally, members of senior management are expected to retain 50 percent of the net after-tax shares received pursuant to equity awards granted after 2008 for at least three years from the vesting date.

EQUITY GRANT PRACTICES

The Compensation Committee grants equity awards at regularly scheduled meetings normally held the day before regularly scheduled Board meetings. Board meeting dates are set in the prior year. The grant date value of Occidental stock is based on the closing price on the New York Stock Exchange on the day the Compensation Committee grants equity awards. As specifically authorized by the terms of the 2005 Long-Term Incentive Plan, the Compensation Committee has delegated to the Chairman and Chief Executive Officer the authority to grant awards in the event a new employee is hired between Compensation Committee meeting dates, and an equity award has been deemed to be an important element in persuading the employee to join Occidental. In such cases, the award is generally made on the date the employee starts employment. Any such award granted to an executive officer is reported to the Compensation Committee. Dr. Irani has never granted any equity awards to the named executive officers.

The Compensation Committee does not anticipate granting any additional options, stock appreciation rights or restricted stock units to Occidental’s named executive officers at this time. To the extent that any such awards are granted in the future, such grants would vest on a pro rata basis in the event of the grantee’s death; and, if such awards are performance-based, payout of any vested portion would continue to be subject to satisfaction of the performance objective.

The 2005 Long-Term Incentive Plan provides that no individual may be granted awards under that Plan in excess of the specified Plan limits.  For purposes of applying the share limit, the target incentive value of awards, regardless of whether equity or cash awards, may be converted to a share unit equivalent.

INDIVIDUAL COMPENSATION CONSIDERATIONS

Overall, the Compensation Committee concluded that the senior executive management team has delivered financial results that have been consistently superior compared to the performance of its peer group and has delivered exceptional growth in stockholder value over the long term. See 2008 Performance Highlights beginning on page 24. The Compensation Committee believes the management team is uniquely qualified to extend Occidental’s superior performance while growing stockholder value over the long term. Consequently, the Compensation Committee has provided the executives exceptional compensation, both to reward their outstanding performance, and to encourage their continued focus on growth in stockholder value.

The specific considerations for each of the named executive officers with respect to their 2008 compensation are discussed below. The table accompanying the discussion of each executive’s compensation sets forth the minimum to maximum total compensation value range established by the Compensation Committee for such executive for 2008, 2007 and, except for Mr. Olson, 2006. In addition to salary, option awards and other compensation, the total compensation value ranges shown in the tables below include each at-risk component of compensation at its minimum payout level and maximum payout level for the specified year without regard to if and when the award will vest or, if applicable, the value of the equity when the award vests. That portion of the at-risk components that is attributable to awards under the 2005 Long-Term Incentive Plan is subject to the individual award limit contained in that Plan. The amounts shown in the total compensation value tables differ from the amounts reported in the Summary Compensation Table, which includes amounts attributable to equity awards, including options, granted in prior years but does not include non-equity awards payable in future years.

Effective January 1, 2009, as part of a corporate-wide initiative to reduce costs, each of the named executive officers agreed to a ten percent salary reduction.

DR. IRANI - Dr. Irani is the Chairman and Chief Executive Officer of Occidental. Under his leadership, Occidental has grown to become the fourth-largest oil and gas company in the U.S., based on market capitalization as of December 31, 2008. Dr. Irani sets the strategic direction for Occidental and oversees its implementation.

In setting the total compensation value for Dr. Irani, the Compensation Committee considered:

•

Consistent, Exceptional Performance: As shown under the 2008 Performance Highlights beginning on page 24, Occidental’s performance, as demonstrated by key financial measures, has been exceptional and has shown consistent improvement. Dr. Irani has institutionalized business discipline within the company, characterized by astute capital allocation decisions, anticipatory risk management, and prudent cash flow management. Key accomplishments resulting from this disciplined approach included:

	o	Increased the dividend to stockholders by 28 percent.
	o	Achieved an “A” rating from Standard & Poor’s and maintained a “Single A” credit rating by other major rating agencies.
	o	Implemented a cost-cutting initiative in advance of world-wide economic deterioration.

18

•

Positioned for Significant Middle East/North Africa Growth: Several years ago, Occidental determined that the Middle East/North Africa should be one of its core strategic areas. Dr. Irani has developed particularly strong relationships with government leaders in a number of Middle East countries. These relationships, which Dr. Irani has personally developed and sustained, represent a competitive advantage for Occidental and they have enabled the company to establish credibility similar to that enjoyed by significantly larger competitors in being considered for business opportunities. Under Dr. Irani’s direction, examples of accomplishments during 2008 include :

o

Signed an Exploration and Production Sharing Agreement with Oman to develop four existing gas fields expected to reach 10,000 barrels of oil per day (BOEPD), net to Occidental, by 2011 and to explore for potential new discoveries.

	o	Signed a preliminary agreement to appraise and develop two oil and gas fields in Abu Dhabi with anticipated gross production around 20,000 BOEPD when fully operational by 2011.
	o	Signed new 30-year agreements with the Libyan National Oil Company to upgrade its existing petroleum contracts as part of an effort to triple gross production in the area over the next five years.
•

Production and Reserve Growth: Under Dr. Irani’s leadership, Occidental replaced 210 percent of its oil and gas production, excluding the effect of price changes, from 2007 to 2008. Occidental’s competency in applying appropriate technology and advanced reservoir-management techniques has allowed it to extend the life and advance the development of existing and acquired fields both domestic and international. Under Dr. Irani’s direction, examples during 2008 include:

o

Achieved continued production growth at the giant Mukhaizna oil field in south-central Oman, where Occidental has a major steam flood project for enhanced oil recovery. As of year-end 2008, gross daily production was over six times higher than the production rate in September 2005, when Oxy assumed operation of the field.

	o	Purchased interests in the Permian Basin of West Texas and New Mexico and Piceance Basin of Colorado totaling 26,500 BOEPD net to Occidental at the time of acquisition.
o

Entered into an agreement to develop a West Texas hydrocarbon processing plant and related pipeline infrastructure to provide carbon dioxide for use in its enhanced oil recovery projects. Occidental expects the project to expand its Permian production by a minimum of 50,000 BOEPD in the next five years.

•

Organizational Effectiveness: Dr. Irani has established an organizational culture characterized by a strong senior leadership team supported by proactive talent development and business continuity plans; an exemplary performance in health, environment and safety; and a highly regarded reputation for social responsibility. Under Dr. Irani’s direction, during 2008 Occidental:

	o	Developed, identified and recruited a group of high-performing individuals for strategic roles throughout the organization, fulfilling strategic succession planning opportunities for the company.
o

Continued Occidental’s industry leadership in health, environment and safety programs, achieving a worldwide injury and illness incidence rate (IIR) of .45 injuries per 100 employee-years, compared to an overall all U.S. industry average of 4.2. This IIR was the company’s lowest in the past three years and near Occidental’s best IIR ever achieved.

o

Received high governance ratings by several independent entities, including Governance Metrics International (GMI) and Institutional Shareholders Services (ISS) which respectively rated the company with scores of 9.5 out of 10 as of November 15, 2008 and 98.5 against companies in the energy group as of February 24, 2009.

After considering Dr. Irani’s contributions to Occidental’s attainment of these achievements, the Compensation Committee concluded that Dr. Irani has added, and will continue to add, significant value to Occidental and its stockholders. The Compensation Committee also noted that while Dr. Irani has received a substantial amount of compensation from Occidental over his career, he has retained more than 50 percent of the net after-tax shares he acquired through his equity awards even though he far exceeds the required executive stock ownership guidelines. Dr. Irani is Occidental’s largest individual stockholder and as such his interests are strongly aligned with Occidental’s stockholders. Accordingly, the Compensation Committee believes that Dr. Irani provides unique value to Occidental and that his compensation package should provide him with the opportunity to realize significant value consistent with the amounts he has received in prior years. The components of Dr. Irani’s compensation for 2008, 2007 and 2006 are set forth below.

	At-risk Compensation					Non-Performance-Based Compensation		Total Compensation Value
Year	Non-Equity Incentive Compensation Plan Award ($)(1)	Return on Equity-Based Awards ($)		Total Stockholder Return-Based Awards ($)(3)	Option Awards ($)	Salary and Other ($)(4)	Bonus Target ($)(5)	Minimum ($)(6)	Maximum ($)(7)
2008	$1,365,000	$29,250,000	(2)	$15,750,000	$0	$3,149,627	$910,000	$3,149,627	$89,824,627
2007	$1,287,000	$29,250,000		$17,895,000	$0	$3,775,582	$858,000	$3,775,582	$94,480,582
2006	$1,170,000	$25,222,500		$2,145,000	$17,724,000	$4,380,936	$780,000	$22,104,936	$80,739,936
(1)	Dr. Irani’s actual payout amounts are shown in the “Non-Equity Incentive Compensation” column of the Summary Compensation Table on page 26.
(2)

The ROEI award represents 65 percent of the $45 million target incentive value approved for Dr. Irani in July 2008. For a discussion of the terms of the awards, see page 15 and Grants of Plan-Based Awards on page 28.

(3)

The TSRI award granted in July 2008 equals 35 percent of the $45 million target incentive value approved for Dr. Irani at that meeting. The 2007 amount included the Total Stockholder Return Incentive Award and the Performance Stock Award. The 2006 amount included only the Performance Stock Award.

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(4)

Salary and Other includes the amounts shown in the “Salary,” “Change in Pension Value and Nonqualified Deferred Compensation Earnings” and “All Other Compensation” columns of the Summary Compensation Table on page 26.

(5)

Payout of his bonus is based on the Compensation Committee’s subjective assessment of Dr. Irani’s accomplishment of his objectives for the year. For 2008, his objectives included: enhancing the value of Occidental’s portfolio of assets; improving the quality and consistency of earnings; emphasizing corporate leadership quality by optimizing productivity, communications and incentives; and maintaining focus on Occidental’s commitment to safety, health, the environment, diversity, governance and the highest standards of ethical conduct. The Bonus earned for 2008 is shown in the “Bonus” column of the Summary Compensation Table on page 26.

(6)

Total Compensation Value at minimum assumes zero payout for all at-risk compenstaion and for Dr. Irani’s bonus. The amount shown is the sum of Option Awards and Salary and Other. For the ROEI and TSRI awards, payout will not occur unless threshold performance is achieved, at which level payout would be only 1 percent.

(7)

Total Compensation Value at maximum is the sum of Salary and Other, Bonus (calculated at the maximum amount), the Option Awards plus the dollar value on the date of grant at the respective maximum award levels of the at-risk compensation . For 2008, the threshold, target and maximum amounts for the at-risk compensation are shown in the Grants of Plan-Based Award Chart on page 28.

MR. CHAZEN – The Board of Directors elected Mr. Chazen President and Chief Financial Officer on December 13, 2007 and increased his base salary for 2008 to $800,000 in recognition of his additional responsibilities. He had previously served as Senior Executive Vice President and Chief Financial Officer. Mr. Chazen has added oversight of worldwide oil and gas exploration to his responsibilities, which continue to include implementing Occidental’s overall strategy and overseeing corporate development, the midstream, marketing and other segment and the chemical segment, in addition to his duties as Chief Financial Officer.

The components of Mr. Chazen’s compensation for 2008, 2007 and 2006 are set forth below.

	At-risk Compensation					Non-Performance-Based Compensation		Total Compensation Value
Year	Non-Equity Incentive Compensation Plan Award ($)(1)	Return on Equity-Based Awards ($)		Total Stockholder Return-Based Awards ($)(3)	Option Awards ($)	Salary and Other ($)(4)	Bonus Target ($)(5)	Minimum ($)(6)	Maximum ($)(7)
2008	$552,000	$13,000,000	(2)	$7,000,000	$0	$1,200,792	$368,000	$1,200,792	$39,540,792
2007	$475,200	$13,000,000		$7,720,000	$0	$1,176,892	$316,800	$1,176,892	$40,700,892
2006	$432,000	$7,566,750		$720,000	$8,507,520	$1,251,248	$288,000	$9,758,768	$27,772,268
(1)	Mr. Chazen’s actual payout amounts are shown in the “Non-Equity Incentive Compensation” column of the Summary Compensation Table on page 26.
(2)

The ROEI award represents 65 percent of the $20 million target incentive value approved for Mr. Chazen in July 2008. For a discussion of the terms of the awards, see page 15 and Grants of Plan-Based Awards on page 28.

(3)

The TSRI award granted in July 2008 equals 35 percent of the $20 million target incentive value approved for Mr. Chazen at that meeting. The 2007 amount included the Total Stockholder Return Incentive Award and the Performance Stock Award. The 2006 amount included only the Performance Stock Award.

(4)

Salary and Other includes the amounts shown in the “Salary,” “Change in Pension Value and Nonqualified Deferred Compensation Earnings” and “All Other Compensation” columns of the Summary Compensation Table on page 26.

(5)

Payout of his bonus is based on the Compensation Committee’s subjective assessment of Mr. Chazen’s accomplishment of his objectives for the year. For 2008, his objectives included: purchasing at least 75 million barrels of oil equivalent (“BOE”) of reserves at reasonable prices during 2008, ensuring that Occidental’s free cash flow is invested in a manner to build long-term stockholder value, ensuring adequate succession planning for the units reporting to him and maintaining Occidental’s “A” credit rating. The Bonus earned for 2008 is shown in the “Bonus” column of the Summary Compensation Table on page 26.

(6)

Total Compensation Value at minimum assumes zero payout for all at-risk compensation and for Mr. Chazen’s bonus. The amount shown is the sum of Option Awards and Salary and Other. For the ROEI and TSRI awards, payout will not occur unless threshold performance is achieved, at which level payout would be only 1 percent.

(7)

Total Compensation Value at maximum is the sum of Salary and Other, Bonus (calculated at the maximum amount), the Option Awards plus the dollar value on the date of grant at the respective maximum award levels of the at-risk compensation . For 2008, the threshold, target and maximum amounts for the at-risk compensation are shown in the Grants of Plan-Based Award Chart on page 28.

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MR. DE BRIER – Mr. de Brier is Executive Vice President, General Counsel and Corporate Secretary. As Executive Vice President and General Counsel, he is responsible for Occidental’s worldwide legal and compliance, health, environment and safety and communications and public affairs functions.

The components of Mr. de Brier’s compensation for 2008, 2007 and 2006 are set forth below.

	At-risk Compensation					Non-Performance-Based Compensation		Total Compensation Value
Year	Non-Equity Incentive Compensation Plan Award ($)(1)	Return on Equity-Based Awards ($)		Total Stockholder Return-Based Awards ($)(3)	Option Awards ($)	Salary and Other ($)(4)	Bonus Target ($)(5)	Minimum ($)(6)	Maximum ($)(7)
2008	$231,420	$2,600,000	(2)	$1,400,000	$0	$806,266	$154,280	$806,266	$8,877,666
2007	$214,890	$2,470,000		$1,715,700	$0	$865,549	$143,260	$865,549	$9,288,249
2006	$214,890	$1,816,020		$385,700	$2,954,000	$873,984	$143,260	$3,827,984	$8,947,724
(1)	Mr. de Brier’s actual payout amounts are shown in the “Non-Equity Incentive Compensation” column of the Summary Compensation Table on page 26.
(2)

The ROEI award represents 65 percent of the $4 million target incentive value approved for Mr. de Brier in July 2008. For a discussion of the terms of the awards, see page 15 and Grants of Plan-Based Awards on page 28.

(3)

The TSRI award granted in July 2008 equals 35 percent of the $4 million target incentive value approved for Mr. de Brier at that meeting. The 2007 amount included the Total Stockholder Return Incentive Award and the Performance Stock Award. The 2006 amount included only the Performance Stock Award.

(4)

Salary and Other includes the amounts shown in the “Salary,” “Change in Pension Value and Nonqualified Deferred Compensation Earnings” and “All Other Compensation” columns of the Summary Compensation Table on page 26.

(5)

Payout of his bonus is based on the Compensation Committee’s subjective assessment of Mr. de Brier’s accomplishment of his objectives for the year. For 2008, his objectives included: further refining and upgrading all legal services for Occidental, including all of its business units, with the ultimate objective of providing more effective, practical and successful legal services. The bonus earned for 2008 is shown in the “Bonus” column of the Summary Compensation Table on page 26.

(6)

Total Compensation Value at minimum assumes zero payout for all at-risk compensation and for Mr. de Brier’s bonus. The amount shown is the sum of Option Awards and Salary and Other. For the ROEI and TSRI awards, payout will not occur unless threshold performance is achieved, at which level payout would be only 1 percent.

(7)

Total Compensation Value at maximum is the sum of Salary and Other, Bonus (calculated at the maximum amount), the Option Awards plus the dollar value on the date of grant at the respective maximum award levels of the at-risk compensation . For 2008, the threshold, target and maximum amounts for the at-risk compensation are shown in the Grants of Plan-Based Award Chart on page 28.

MR. MORGAN – Mr. Morgan was an Executive Vice President of Occidental until his retirement, which began on January 1, 2009, and President, Oxy Oil and Gas – Western Hemisphere until April, 2008. He was responsible for Occidental’s oil and gas operations in the United States and Latin America. In addition, he had worldwide responsibility for the oil and gas segment’s engineering operations and its health, environment, safety and security programs.

The components of Mr. Morgan’s compensation for 2008, 2007 and 2006 are set forth below.

	At-risk Compensation					Non-Performance-Based Compensation		Total Compensation Value
Year	Non-Equity Incentive Compensation Plan Award ($)(1)	Return on Equity-Based Awards ($)		Total Stockholder Return-Based Awards ($)(3)	Option Awards ($)	Salary and Other ($)(4)	Bonus Target ($)(5)	Minimum ($)(6)	Maximum ($)(7)
2008	$236,250	$1,300,000	(2)	$700,000	$0	$720,582	$157,500	$720,582	$5,158,082
2007	$220,500	$2,600,000		$1,793,750	$0	$739,833	$147,000	$739,833	$9,562,333
2006	$220,500	$1,816,020		$393,750	$2,954,000	$760,774	$147,000	$3,714,774	$8,869,314
(1)	Mr. Morgan’s actual payout amounts are shown in the “Non-Equity Incentive Compensation” column of the Summary Compensation Table on page 26.
(2)

The ROEI award represents 65 percent of the $2 million target incentive value approved for Mr. Morgan in July 2008. For a discussion of the terms of the awards, see page 15 and Grants of Plan-Based Awards on page 28.

(3)

The TSRI award granted in July 2008 equals 35 percent of the $2 million target incentive value approved for Mr. Morgan at that meeting. The 2007 amount included the Total Stockholder Return Incentive Award and the Performance Stock Award. The 2006 amount included only the Performance Stock Award.

(4)

Salary and Other includes the amounts shown in the “Salary,” “Change in Pension Value and Nonqualified Deferred Compensation Earnings” and “All Other Compensation” columns of the Summary Compensation Table on page 26.

(5)

Payout of his bonus is based on the Compensation Committee’s subjective assessment of Mr. Morgan’s accomplishment of his objectives for the year. For 2008, his objectives included: exceeding Western Hemisphere production plan target, obtaining contract extensions in Argentina, improving worldwide drilling performance from first quartile to best in class, delivering first quartile finding and development costs in the Western Hemisphere and insuring health, environment, safety and social programs improve over 2007 results. The Bonus earned for 2008 is shown in the “Bonus” column of the Summary Compensation Table on page 26.

(6)

Total Compensation Value at minimum assumes zero payout for all at-risk compensation and for Mr. Morgan’s bonus. The amount shown is the sum of Option Awards and Salary and Other. For the ROEI and TSRI awards, payout will not occur unless threshold performance is achieved, at which level payout would be only 1 percent.

(7)

Total Compensation Value at maximum is the sum of Salary and Other, Bonus (calculated at the maximum amount), the Option Awards plus the dollar value on the date of grant at the respective maximum award levels of the at-risk compensation . For 2008, the threshold, target and maximum amounts for the at-risk compensation are shown in the Grants of Plan-Based Awards Chart on page 28.

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MR. OLSON – As Executive Vice President of Occidental, Mr. Olson is responsible for Occidental’s oil and gas operations other than those in the U.S. and for the oil and gas segment’s worldwide business development and engineering operations.

The components of Mr. Olson’s compensation for 2008 and 2007 as established by the Compensation Committee are set forth below.

	At-risk Compensation					Non-Performance-Based Compensation		Total Compensation Value
Year	Non-Equity Incentive Compensation Plan Award ($)(1)	Return on Equity-Based Awards ($)		Total Stockholder Return-Based Awards ($)(3)	Option Awards ($)	Salary and Other ($)(4)	Bonus Target ($)(5)	Minimum ($)(6)	Maximum ($)(7)
2008	$216,000	$2,600,000	(2)	$1,400,000	$0	$663,057	$144,000	$663,057	$8,683,057
2007	$201,600	$2,600,000		$1,736,000	$0	$618,037	$134,400	$618,037	$9,262,037
(1)	Mr. Olson’s actual payout amounts are shown in the “Non-Equity Incentive Compensation” column of the Summary Compensation Table on page 26.
(2)

The ROEI award represents 65 percent of the $4 million target incentive value approved for Mr. Olson in July 2008. For a discussion of the terms of the awards, see page 15 and Grants of Plan-Based Awards on page 28.

(3)

The TSRI award granted in July 2008 equals 35 percent of the $4 million target incentive value approved for Mr. Olson at that meeting. The 2007 amount included the Total Stockholder Return Incentive Award and the Performance Stock Award.

(4)

Salary and Other includes the amounts shown in the “Salary”, “Change in Pension Value and Nonqualified Deferred Compensation Earnings” and “All Other Compensation” columns of the Summary Compensation Table on page 26.

(5)

Payout of his bonus is based on the Compensation Committee’s subjective assessment of Mr. Olson’s accomplishment of his objectives for the year. For 2008, his objectives included: completing agreements on three new growth projects in the Middle East, North Africa and Caspian Region, achieve gross 50,000 BOEPD exit rate for Oman Mukhaizna development, meeting or exceeding 2007 Eastern Hemisphere production rate, meeting or reducing finding and development cost per BOE below the 2007 level, and meeting or lowering Eastern Hemisphere operating expenses. The Bonus earned for 2008 is shown in the “Bonus” column of the Summary Compensation Table on page 26.

(6)

Total Compensation Value at minimum assumes zero payout for all at-risk compensation and for Mr. Olson’s bonus. The amount shown is the sum of Option Awards and Salary and Other. For the ROEI and TSRI awards, payout will not occur unless threshold performance is achieved, at which level payout would be only 1 percent.

(7)

Total Compensation Value at maximum is the sum of Salary and Other, Bonus (calculated at the maximum amount), the Option Awards plus the dollar value on the date of grant at the respective maximum award levels of the at-risk compensation . For 2008, the threshold, target and maximum amounts for the at-risk compensation are shown in the Grants of Plan-Based Awards Chart on page 28 .

CONSEQUENCES OF MISCONDUCT

In 1997, Occidental’s Board of Directors adopted a Code of Business Conduct that prohibits any officer, employee or director from violating or circumventing any law of the United States or a foreign country during the course of his or her employment. The Audit Committee of the Board of Directors oversees compliance with the Code of Business Conduct and has put in place procedures, including a compliance hotline, to ensure that all violations or suspected violations of the Code of Business Conduct are reported promptly, without fear of retaliation. If a named executive officer were found to have violated the Code of Business Conduct, the officer would be subject to disciplinary action, which may include termination, referral for criminal prosecution and reimbursement to Occidental or others for any losses or damages resulting from the violation. Stock awards are forfeited if a grantee is terminated for cause. Beginning with the awards granted in 2008, awards for continuing employees may be forfeited in whole or in part for violations of the Code of Business Conduct or other provisions of the award agreement.

TAX AND ACCOUNTING CONSIDERATIONS

Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, places a limit of $1 million on the amount of compensation that Occidental may deduct in any one year with respect to each of its five highest-paid executive officers, other than the Chief Financial Officer. Certain performance-based compensation elements approved by stockholders are not subject to the deduction limit. Although tax consequences are considered in its compensation decisions, the Compensation Committee has not adopted a policy that all compensation must be deductible. Rather, the Compensation Committee gives priority to the overall compensation objectives discussed above.

It is expected that certain performance-based awards will not be subject to the deduction limits prescribed by Section 162(m) of the Internal Revenue Code.

In 2008, the employment contracts between Occidental and Dr. Irani and Messrs. Chazen and de Brier as well as Occidental’s non-qualified retirement and deferred compensation plans were amended to bring them into compliance with Internal Revenue Code Section 409A. The amendments did not increase any payments or benefits under the agreements.

22

COMPENSATION COMMITTEE REPORT

The Executive Compensation and Human Resources Committee of the Board has reviewed and discussed with management the Compensation Discussion and Analysis for the year ended December 31, 2008, including the Committee’s commitment to pay for performance and the decisions made by the Executive Compensation and Human Resources Committee that recognize the exceptional performance of Occidental under the leadership of Dr. Irani and the other named executive officers. Based on these reviews and discussions, the Executive Compensation and Human Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement for the 2009 Annual Meeting of Stockholders.

Respectfully submitted,

THE EXECUTIVE COMPENSATION AND

HUMAN RESOURCES COMMITTEE

John S. Chalsty (Chair)

Spencer Abraham

Irvin W. Maloney

Rodolfo Segovia

Rosemary Tomich

23

2008 PERFORMANCE HIGHLIGHTS

Occidental Petroleum Corporation (NYSE:OXY) is the fourth largest oil and gas company based in the U.S. measured by market capitalization of $48.6 billion as of December 31, 2008. The following graphs illustrate Occidental’s performance for 2006, 2007, and 2008 with respect to net income, return on equity (“ROE”), return on capital employed (“ROCE”), oil and natural gas sales volumes, oil and natural gas proved reserves and employee injury and illness rate. Occidental has shown improvement in each of these important measures over the past three years. See Occidental’s Annual Report on Form 10-K for the year ended December 31, 2008 for more information about these and other performance measures, the factors that affect Occidental’s results and risks associated with future performance.

[the following are tabular representations of graphical materials]

Net Income $ in billions
2006	4.2
2007	5.4
2008	6.9

Return on Equity (ROE) Stated as percent
2006	24
2007	26
2008	27

Return on Capital Employed (ROCE) Stated as percent
2006	21
2007	24
2008	25

Oil and Natural Gas Sales Volumes Thousand BOE/day
	2006	2007	2008
International	191	211	240
U.S.	354	359	361
Total	545	570	601

Oil and Natural Gas Proved Reserves Million BOE
	2006	2007	2008
International	769	714	905
U.S.	2,064	2,152	2,073
Total	2,833	2,866	2,978

Employee Recordable Injury and Illness Rate
	2006	2007	2008
Average for all U.S. industries*	4.4	4.2	**
Occidental	0.47	0.50	0.45
* Source: U.S. Bureau of Labor Statistics ** Not available.

24

2008 PERFORMANCE HIGHLIGHTS

The following graph compares Occidental’s cumulative total return on its common stock with the cumulative total return of the Standard & Poor’s 500 Stock Index (S&P 500) and with that of Occidental’s peer group over the five year period ended December 31, 2008. The graph assumes that $100 was invested in Occidental common stock, in the stock of the companies in the Standard & Poor’s 500 Index and in a portfolio of the peer group companies weighted by their relative market values each year and that all dividends received were reinvested. In addition to Occidental, the peer group consists of Anadarko Petroleum Corporation, Apache Corporation, BP p.l.c., Chevron Corporation, ConocoPhillips, Devon Energy Corporation, ExxonMobil Corporation and Royal Dutch Shell plc.

COMPARATIVE TOTAL RETURN

12/31/03	12/31/04	12/31/05	12/31/06	12/31/07	12/31/08
$100	$141	$197	$244	$392	$311
100	125	145	180	226	170
100	111	116	135	142	90

The information provided in this Performance Graph shall not be deemed "soliciting material" or "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934 (Exchange Act), other than as provided in Item 201 to Regulation S-K under the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act except to the extent Occidental specifically requests that it be treated as soliciting material or specifically incorporates it by reference.

25

EXECUTIVE COMPENSATION TABLES

Set forth below are tables showing for Dr. Irani, Occidental’s principal executive officer, Mr. Chazen, Occidental’s principal financial officer, and the three other highest-paid executive officers of Occidental serving as executive officers on December 31, 2008: (1) in summary form, the compensation attributed to such executives for 2008, 2007 and, except for Mr. Olson, 2006, including the compensation cost related to the portion of stock and option awards granted in 2008 and in prior years that are reported as compensation expense in Occidental’s 2008, 2007 and 2006 Consolidated Financial Statements; (2) the equity and non-equity incentive awards granted to such executives in 2008; (3) the outstanding equity awards held by such executives as of December 31, 2008; (4) the options exercised by such executives and their stock awards vested; and (5) the required information related to the nonqualified deferred compensation plans for such executives. The compensation tables should be read in conjunction with the Compensation Discussion and Analysis (see page 10), which explains Occidental’s compensation plans and philosophy and provides information about the compensation decisions made with respect to the named executive officers for 2008.

SUMMARY COMPENSATION TABLE

The table below and the accompanying footnotes summarize the compensation attributed to the principal executive officer, principal financial officer and the three other highest-paid executives in 2008, 2007 and except for Mr. Olson, 2006, including the compensation cost related to the stock and option awards granted in 2003 through 2008 (no option awards were granted in 2008 or 2007) that are reported as compensation expense in Occidental’s 2008, 2007 and 2006 Consolidated Financial Statements computed in accordance with Statement of Financial Accounting Standard No. 123 (Revised 2004), “Share-Based Payment” (“FAS 123(R)”). Under FAS 123(R), awards that are payable in stock are valued at the grant date stock price. Of the amounts shown in the table below for total 2008 compensation, approximately 86 percent, 85 percent, 78 percent, 81 percent and 74 percent for Dr. Irani and Messrs. Chazen, de Brier, Morgan and Olson, respectively, of the total compensation was attributable to stock and option awards granted prior to 2008. Occidental’s net income for 2008, 2007 and 2006 was $6,857 million, $5,400 million and $4,191 million, respectively.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)		Bonus ($) (1)		Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Compensation ($) (4)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (5)	All Other Compensation ($)		Total ($)
Ray R. Irani, Chairman and Chief Executive Officer	2008	$1,300,000		$900,000		$37,950,222	$15,738,000	$2,730,000		$0	$1,849,627	(6)	$60,467,849
	2007	$1,300,000		$1,716,000		$37,175,835	$32,387,328	$2,574,000		$584,168	$1,891,414		$77,628,745
	2006	$1,300,000		$1,396,000		$30,995,422	$17,372,169	$1,404,000		$601,693	$2,479,243		$55,548,527
Stephen I. Chazen, President and Chief Financial Officer	2008	$800,000		$346,000		$12,822,744	$7,534,507	$1,104,000		$47,450	$353,252	(7)	$23,008,043
	2007	$720,000		$633,600		$11,722,832	$15,350,578	$950,400		$201,158	$255,374		$29,834,302
	2006	$720,000		$482,000	(8)	$9,142,299	$8,408,317	$518,000	(8)	$137,457	$393,791		$19,801,864
Donald P. de Brier, EVP, General Counsel and Secretary	2008	$551,000		$137,160		$3,430,682	$2,159,000	$462,840		$0	$255,266	(9)	$6,995,948
	2007	$551,000		$170,220		$3,659,202	$4,950,598	$429,780		$80,544	$234,005		$10,075,349
	2006	$551,000		$192,000	(10)	$3,876,056	$3,309,577	$258,000	(10)	$74,715	$248,269		$8,509,617
John W. Morgan, Executive Vice President	2008	$525,000		$127,500		$3,728,546	$1,979,133	$472,500		$0	$195,582	(11)	$7,028,261
	2007	$525,000		$209,000		$3,636,105	$3,020,996	$441,000		$61,441	$153,392		$8,046,934
	2006	$525,000	(12)	$135,000		$3,512,978	$3,293,562	$265,000		$31,976	$203,798		$7,967,314
R. Casey Olson, Executive Vice President	2008	$480,000		$168,000		$2,797,560	$1,343,334	$432,000		$0	$183,057	(13)	$5,403,951
	2007	$480,000		$246,800		$3,000,899	$2,001,732	$403,200		$0	$138,037		$6,270,668
(1)	The amounts shown represent the discretionary portion of the executive’s annual Executive Incentive Compensation Plan award.
(2)

The amounts in the “Stock Awards” column include the compensation cost for 2008, 2007 and 2006 related to stock awards granted in 2008, 2007 and 2006 and in prior years, computed in accordance with FAS 123(R). See Note 12 to the Consolidated Financial Statements in Occidental’s Annual Reports on Form 10-K for the years ended December 31, 2008, December 31, 2007, and December 31, 2006, regarding assumptions underlying valuation of equity awards.

See “Grants of Plan-Based Awards” on page 28 for information about equity awards granted in 2008 and “Outstanding Equity Awards at December 31, 2008” on page 29 for information with respect to awards outstanding at year end. In the case of PSAs, TSRIs and Performance-based Restricted Stock Units, the ultimate payout value may be significantly more or less than the amounts shown, with the possibility of no payout, depending on the outcome of the performance criteria and the price of Occidental stock at the end of the performance or restricted period. For a description of the performance criteria, see “Compensation Discussion and Analysis” on page 10.

26

(3)

The amounts in the “Option Awards” column include the compensation cost for 2008, 2007 and 2006 related to option awards granted in 2006 and in prior years, computed in accordance with FAS 123(R). See Note 12 to Consolidated Financial Statements in Occidental’s Annual Reports on Form 10-K for the years ended December 31, 2008, December 31, 2007 and December 31, 2006, regarding assumptions underlying valuation of equity awards.

See “Grants of Plan-Based Awards” on page 28 for information about equity awards granted in 2008 and “Outstanding Equity Awards at December 31, 2008” on page 29 for information with respect to awards outstanding at year end.

The ultimate payout value may be significantly more or less than the amounts shown, with the possibility of no payout, depending on the price of Occidental stock during the term of the option award.

(4)

The amounts represent the performance-based portion of the executive’s annual Executive Incentive Compensation Plan award. The payout was determined based on Occidental’s attainment of specified earnings per share targets. For information on the amounts earned for 2008, see “Compensation Discussion and Analysis” on page 10.

(5)

The amounts represent the above-market portion of interest the executives earned during the year on their nonqualified deferred compensation balances (see page 33 for a description of the nonqualified deferred compensation plan).

(6)

Includes $13,800 credited pursuant to the Occidental Petroleum Corporation Savings Plan (the “Savings Plan”); $729,900 credited pursuant to the Occidental Petroleum Corporation Supplemental Retirement Plan II (the “Supplemental Retirement Plan”) described on page 33; $127,235 for life insurance premiums; and $978,692 in the aggregate for personal benefits. Personal benefits include security services ($575,407) and tax preparation and financial planning services ($403,285).

(7)

Includes $13,800 credited pursuant to the Savings Plan; $315,180 credited pursuant to the Supplemental Retirement Plan; $12,276 for life insurance premiums and $11,996 in the aggregate for personal benefits.

(8)	Mr. Chazen elected to defer $500,000 of the aggregate amounts shown in the “Bonus” and “Non-Equity Incentive Plan Compensation” columns for 2006.
(9)

Includes $13,800 credited pursuant to the Savings Plan; $152,280 credited pursuant to the Supplemental Retirement Plan; $50,045 for life insurance premiums; and $39,141 in the aggregate for personal benefits. Personal benefits include security services; tax preparation and financial counseling; club dues and excess liability insurance.

(10)	Mr. de Brier elected to defer 100 percent of the aggregate amounts shown in the “Bonus” and “Non-Equity Incentive Plan Compensation” columns for 2006.
(11)

Includes $13,800 credited pursuant to the Savings Plan; $153,600 credited pursuant to the Supplemental Retirement Plan; $15,122 for life insurance premiums and $13,060 in the aggregate for personal benefits. Personal benefits included tax preparation and financial planning, excess liability insurance and executive physical.

(12)	Mr. Morgan elected to defer $192,000 of his 2006 salary.
(13)

Includes $13,800 credited pursuant to the Savings Plan; $145,500 credited pursuant to the Supplemental Retirement Plan; $4,696 for life insurance premiums and $19,061 in the aggregate for personal benefits. Personal benefits include tax preparation and financial planning, aircraft usage, excess liability insurance and executive physical. The value of aircraft usage was calculated by subtracting the aggregate reimbursements paid to Occidental from the aggregate incremental costs incurred for such flights. Incremental costs include landing fees, fuel and additional flight staff costs, such as hotel accommodations and meals, associated with personal usage and any repositioning of aircraft for personal usage.

27

GRANTS OF PLAN-BASED AWARDS

The table below summarizes the plan-based awards granted by the Compensation Committee to the named executive officers in 2008: Executive Incentive Compensation Plan (Non-Equity Incentive Portion) — EICP, Total Stockholder Return Incentive Awards — TSRI, Return on Equity Incentive Awards — ROEI. Immediately following the table is a summary of key terms of the award agreements.

For additional information on the performance objectives and determination of threshold, target and maximum payouts for these awards, see Compensation Discussion and Analysis beginning on page 10. For the actual amounts earned under the EICP awards, see the Summary Compensation Table on page 26.

The equity incentive awards listed below are the only stock awards granted to the named executive officers for 2008. No option awards or non-performance-based stock awards were granted in 2008.

Grants of Plan-Based Awards
Name/ Type of Grant	Grant Date(1)	Date Awarded by Compensation Committee	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards Number of Shares or Units (# shares)	All Other Option Awards: Number of Securities Underlying Options (# shares)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($) (2)
			Threshold $	Target $	Maximum $	Threshold # shares	Target # shares	Maximum # shares
Ray R. Irani
EICP (3)	1/01/08	2/13/08	$18,200	$1,365,000	$2,730,000
TSRI (4)	7/16/08	7/16/08				2,045	204,546	306,819				$23,621,995
ROEI (5)	7/16/08	7/16/08	$292,500	$29,250,000	$58,500,000
Stephen I. Chazen
EICP (3)	1/01/08	2/13/08	$7,360	$552,000	$1,104,000
TSRI (4)	7/16/08	7/16/08				909	90,910	136,365				$10,498,741
ROEI (5)	7/16/08	7/16/08	$130,000	$13,000,000	$26,000,000
Donald P. de Brier
EICP (3)	1/01/08	2/13/08	$3,086	$231,420	$462,840
TSRI (4)	7/16/08	7/16/08				182	18,182	27,273				$2,099,748
ROEI (5)	7/16/08	7/16/08	$26,000	$2,600,000	$5,200,000
John W. Morgan
EICP (3)	1/01/08	2/13/08	$3,150	$236,250	$472,500
TSRI (4)	7/16/08	7/16/08				91	9,091	13,637				$1,049,874
ROEI (5)	7/16/08	7/16/08	$13,000	$1,300,000	$2,600,000
R. Casey Olson
EICP (3)	1/01/08	2/13/08	$2,880	$216,000	$432,000
TSRI (4)	7/16/08	7/16/08				182	18,182	27,273				$2,099,748
ROEI (5)	7/16/08	7/16/08	$26,000	$2,600,000	$5,200,000
(1)

The date in this column for EICP awards is the date the performance period for the awards started. For TSRIs, the date in this column is the grant date recognized pursuant to FAS 123(R), which is the same as the date the award was granted by the Compensation Committee.

(2)

The amounts shown assume maximum payout is achieved. Actual payout may range from $0 to the maximum. The Grant Date Fair Value of $76.99 for the TSRI awards was determined in accordance with FAS 123(R). See Note 12 to Consolidated Financial Statements in Occidental’s Annual Reports on Form 10-K for the year ended December 31, 2008, regarding assumptions underlying valuation of equity awards.

(3)	Payout at threshold assumes earnings per share of $5.50.
(4)

Awards will be paid out 50 percent in stock and 50 percent in cash in an amount equal to the closing price of the common stock on the New York Stock Exchange on the date when attainment of the performance goals is certified. Payout at threshold is shown at 1 percent.

(5)	Payout at threshold is shown at 1 percent.

28

Summary of Award Terms
	Executive Incentive Compensation Plan (Non-Equity Incentive Portion)	Total Stockholder Return Incentive Awards	Return on Equity Incentive Awards
PERFORMANCE MEASURE	Earnings per Share	Total Stockholder Return	Return on Equity
PERFORMANCE PERIOD	1 year	4 years	3 years
FORM OF PAYMENT	Cash	Stock/Cash (1)	Cash
FORFEITURE PROVISIONS	The Chief Executive Officer may determine eligibility for target awards and any payout to participants who exit employment during the Plan year.

If the grantee dies, becomes disabled, retires or is terminated for the convenience of Occidental during the performance period, then the grantee will forfeit a pro rata portion of the payout based on the days remaining in the performance period after the termination event.

If the grantee fails to comply with any provision of Occidental's Code of Business Conduct or any provision of the grant agreement, the Company may reduce the award.

If the grantee dies, becomes disabled, retires or is terminated for the convenience of Occidental during the performance period, then the grantee will forfeit a pro rata portion of the payout based on the days remaining in the performance period after the termination event.

If the grantee fails to comply with any provision of Occidental's Code of Business Conduct or any provision of the grant agreement, the Company may reduce the award.

CHANGE IN CONTROL	The Plan may be amended as a result of acquisition, divestiture or merger with Oxy.	In the event of a Change in Control(2), the grantee's right to receive the number of target shares becomes nonforfeitable.	In the event of a Change in Control(2), the grantee's right to receive cash equal to the target incentive amount becomes nonforfeitable.
(1)

Fifty percent of the awards earned will be paid out in cash in an amount equal to the closing price of the common stock on the New York Stock Exchange on the date when attainment of the performance goals is certified, and the balance will be paid in common stock. Dividend equivalents are paid during the performance period.

(2)

A Change in Control Event under the 2005 Long-Term Incentive Plan generally includes a 20 percent or more change in ownership, certain changes in a majority of the Board, certain mergers or consolidations, sale of substantially all of Occidental’s assets or stockholder approval of a liquidation of Occidental.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2008

The following table sets forth the outstanding option awards and stock awards held by the named executive officers as of December 31, 2008, including options, Stock Appreciation Rights (SAR), Restricted Stock Units (RSU), Performance-Based Restricted Stock Units (PRSU), Performance Stock Awards (PSA) and Total Stockholder Return Incentives (TSRI). These were granted to the named executive officers over a period of several years, including 2008. The FAS 123(R) grant date fair values for the awards granted in 2008 are shown in the “Grants of Plan-Based Awards” table above. The portion of such awards reported as compensation expense in Occidental’s 2008 Consolidated Financial Statements is a component of the current year total compensation for each of the named executives. For a description of the performance criteria for equity plan awards made in 2008, see Compensation Discussion and Analysis on page 10.

29

Outstanding Equity Awards at December 31, 2008
		Option Awards				Stock Awards
Name/Type of Award	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Ray R. Irani
SAR/PRSU	7/19/06		400,000 (2)	$50.445	7/19/16				500,000	(3,4)	$29,995,000	(3)
RSU	12/6/04					32,000	(5)	$1,919,680
RSU	12/5/05					61,600	(6)	$3,695,384
PSA	1/1/05								133,656	(7)	$8,018,023	(7)
PSA	1/1/06								107,412	(8,9)	$6,443,646	(8)
PSA	1/1/07								87,856	(8,10)	$5,270,481	(8)
TSRI	7/18/07								381,480	(8,11)	$22,884,985	(8)
TSRI	7/16/08								306,819	(8,12)	$18,406,072	(8)
Stephen I. Chazen
SAR/PRSU	7/19/06		192,000 (2)	$50.445	7/19/16				150,000	(3,4)	$8,998,500	(3)
RSU	12/6/04					12,000	(5)	$719,880
RSU	12/5/05					22,400	(6)	$1,343,776
PSA	1/1/05								44,416	(7)	$2,664,516	(7)
PSA	1/1/06								36,056	(8,9)	$2,162,999	(8)
PSA	1/1/07								29,492	(8,10)	$1,769,225	(8)
TSRI	7/18/07								165,547	(8,11)	$10,171,125	(8)
TSRI	7/16/08								136,365	(8,12)	$8,180,536	(8)
Donald P. de Brier
Options	7/16/03	150,000		$15.565	7/16/13
Options	7/14/04	35,946		$24.660	7/14/14
SAR	7/13/05	280,000		$40.805	7/13/15
SAR/PRSU	7/19/06	133,334	66,666 (2)	$50.445	7/19/16				36,000	(3,4)	$2,159,640	(3)
RSU	12/6/04					3,600	(5)	$215,964
RSU	12/5/05					4,800	(6)	$287,952
PSA	1/1/05								26,436	(7)	$1,585,896	(7)
PSA	1/1/06								19,316	(8,9)	$1,158,767	(8)
PSA	1/1/07								15,798	(8,10)	$947,722	(8)
TSRI	7/18/07								32,214	(8,11)	$1,932,518	(8)
TSRI	7/16/08								27,273	(8,12)	$1,636,107	(8)

30

Outstanding Equity Awards at December 31, 2008
		Option Awards				Stock Awards
Name/Type of Award	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
John W. Morgan
SAR	7/13/05	93,333		$40.805	7/13/15
SAR/PRSU	7/19/06	66,667	66,666 (2)	$50.445	7/19/16				36,000	(3,4)	$2,159,640	(3)
RSU	12/6/04					4,000	(5)	$239,960
RSU	12/5/05					6,400	(6)	$383,936
PSA	1/1/05								26,988	(7)	$1,619,010	(7)
PSA	1/1/06								19,720	(8,9)	$1,183,003	(8)
PSA	1/1/07								16,128	(8,10)	$967,519	(8)
TSRI	7/18/07								33,911	(8,11)	$2,034,321	(8)
TSRI	7/16/08								13,637	(8,12)	$818,084	(8)
R. Casey Olson
SAR/PRSU	7/19/06	66,667	66,666 (2)	$50.445	7/19/16				36,000	(3,4)	$2,159,640	(3)
RSU	12/5/05					5,600	(6)	$335,944
PSA	1/1/05								15,424	(7)	$925,286	(7)
PSA	1/1/06								14,424	(8,9)	$865,296	(8)
PSA	1/1/07								13,764	(8,10)	$825,702	(8)
TSRI	7/18/07								33,911	(8,11)	$2,034,321	(8)
TSRI	7/16/08								27,273	(8,12)	$1,636,107	(8)
(1)

The amounts shown represent the product of the number of shares or units shown in the column immediately to the left and the closing price on December 31, 2008 of Occidental common stock as reported in the NYSE Composite Transactions, which was $59.99.

(2)	The SAR vests July 19, 2009.
(3)

The amounts shown for the PRSU assume target payout is achieved. The ultimate payout value may be higher or lower than the amount shown, with the possibility of no payout, depending on the outcome of the performance criteria and the value of Occidental stock at payout. For PRSUs, performance is determined on the basis of Occidental‘s return on equity between July 1, 2006 through June 30, 2009.

(4)	The performance period for the PRSUs ends July 18, 2009.
(5)	The RSU vests December 6, 2009.
(6)	The RSU vests 50 percent per year on December 5, 2009, and December 5, 2010.
(7)

Performance for all PSAs depends upon the ranking of Occidental’s Total Stockholder Return compared to the peer companies specified in the award agreement. The performance period for the PSAs ended December 31, 2008. Payout of the PSA at the number of shares shown (200 percent of target for all of the named executives) was certified at the February 2009 meeting of the Compensation Committee. See Compensation Discussion and Analysis on page 10.

(8)

Payout value as shown assumes maximum payout. However, the ultimate payout may be significantly less than the amounts shown, with the possibility of no payout, depending on the outcome of the performance criteria and the value of Occidental stock at payout.

(9)	The performance period for the PSA ends December 31, 2009.
(10)	The performance period for the PSA ends December 31, 2010.
(11)	The performance period for the TSRI ends July 17, 2011.
(12)	The performance period for the TSRI ends July 15, 2012.

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OPTION EXERCISES AND STOCK VESTED IN 2008

The following table summarizes, for the named executive officers, the options exercised and the stock awards vested during 2008, including Performance Stock Awards for which the performance period ended December 31, 2007, but which were not eligible for payment until certification by the Compensation Committee in 2008. The amounts reported as value realized are shown on a before-tax basis. The actual number of shares received upon exercise of options by the named executive officers is less than the number of options exercised, because of the deduction of the exercise price and withholding for taxes, and because certain stock appreciation rights settled in cash rather than shares. Each of the option awards was issued at an exercise price, which was the closing price of Occidental’s common stock on the New York Stock Exchange on the applicable grant date. Therefore, the value realized on exercise reflects in its entirety the significant appreciation in the price of Occidental’s common stock from the option grant date to the date of exercise. Each of the named executives who exercised during 2008 received his option awards on various dates between 2003 and 2006, a period when significant increases were achieved in Occidental’s total market capitalization and Occidental’s common stock price. For the named executive officers other than Mr. Olson, option awards were reported in prior years’ proxy statements at the time they were granted.

The stock awards that vested in 2008 were issued to the named executive officers between 2003 and 2006. During the period from 2003 through 2008, Occidental’s total market capitalization increased from approximately $16.3 billion to $48.6 billion. The value realized on vesting includes the appreciation in Occidental’s common stock price after the dates when the stock awards were granted. Occidental’s common stock price increased from approximately $15.56 on July 16, 2003, to $59.99 on December 31, 2008.

Previously Granted Vested Option Awards Exercised and Previously Granted Stock Awards Vested in 2008
	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Ray R. Irani	3,006,424	$184,389,492	(3)	441,295	$31,470,586	(4)
Stephen I. Chazen	1,499,946	$89,656,587	(5)	131,698	$9,381,163	(4)
Donald P. de Brier	154,054	$13,130,175	(7)	55,396	$3,850,301	(8)
John W. Morgan	0	$0		53,918	$3,753,341	(9)
R. Casey Olson	133,333	$5,120,987	(10)	31,607	$2,381,558	(11)
(1)	Represents the difference between the closing price of the common stock on the New York Stock Exchange on the exercise date and the option exercise price multiplied by the number of shares exercised.
(2)

Represents the product of the number of shares vested and the closing price of the common stock on the New York Stock Exchange on the vesting date. With respect to RSUs for which the vesting date fell on a non-trading day, the value was calculated using the closing price on the immediately preceding trading day.

(3)

The options and SARs exercised were granted between 2003 and 2006 with exercise prices ranging from $15.565 to $50.445 per share. Includes $81,189,519, which represents the value of shares canceled to satisfy taxes.

(4)	Includes $3,237,551, which represents the value of performance stock award shares settled in cash; and $21,757,932, which represents the value of the restricted stock units.
(5)

The options and SARs exercised were granted between 2004 and 2006 with exercise prices ranging from $24.66 to $50.445 per share. Includes $39,660,803, which represents the value of shares canceled to satisfy taxes.

(6)	Includes $697,373, which represents the value of performance stock award shares settled in cash and $7,289,045, which represents the value of the restricted stock units.
(7)

The options and SARs exercised were granted between 2003 and 2004 and with exercise prices ranging from $15.565 to $24.66 per share. Includes $7,413,875, which represents the value of shares canceled to satisfy taxes.

(8)	Includes $640,427, which represents the value of performance stock award shares settled in cash; and $1,929,020, which represents the value of the restricted stock units.
(9)	Includes $540,422, which represents the value of performance stock award shares settled in cash and $2,132,076, which represents the value of the restricted stock units.
(10)

The SARs exercised were granted between 2005 and 2006 with exercise prices ranging from $40.805 to $50.445 per share. Includes $2,342,953, which represents the value of shares canceled to satisfy taxes.

(11)	Includes $307,520, which represents the value of performance stock award shares settled in cash; and $1,530,109, which represents the value of the restricted stock units.

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NONQUALIFIED DEFERRED COMPENSATION

NONQUALIFIED DEFINED CONTRIBUTION RETIREMENT PLAN

Substantially all employees whose participation in Occidental’s qualified defined contribution retirement and savings plans is limited by applicable tax laws are eligible to participate in Occidental’s nonqualified defined contribution retirement plan, which provides additional retirement benefits outside of those limitations.

•

Annual plan allocations for each participant restore the amounts that would have accrued for salary, bonus and non-equity incentive compensation under the qualified plans, but for the tax law limitations.

•	Account balances are fully vested after three years of service and are payable following separation from service, or upon attainment of a specified age elected by the participant, as described below.
•

Interest on nonqualified retirement plan accounts is allocated monthly to each participant’s account, based on the opening balance of the account in each monthly processing period. The amount of interest earnings is calculated using a rate equal to the five-year U.S. Treasury Note rate on the last business day of the processing month plus 2 percent, converted to a monthly allocation factor.

All nonqualified retirement plan allocations made after 2005 are governed by the Occidental Petroleum Corporation Supplemental Retirement Plan II (SRP II). As of November 1, 2008, the participant account balances under the Occidental Petroleum Corporation Supplemental Retirement Plan I (SRP I) were merged into the amended and restated SRP II.

In order to provide greater financial planning flexibility to participants while not increasing costs under the plan, Occidental amended the SRP II to allow in-service distribution of a participant’s account at a specified age, but not earlier than age 60, as elected by the participant when they initially participate in the plan. In light of this change, current participants were given a one-time opportunity, permitted by the transition relief under Section 409A of the Internal Revenue Code (“Section 409A”), to make a specified age election.

Dr. Irani and Messrs. Chazen and de Brier made specified age elections such that their SRP II accounts, shown on page 34, will be distributed in June 2009. After a participant receives a specified age distribution, future allocations under the SRP II and earnings on those allocations will be distributed in the first seventy days of each following year.

NONQUALIFIED DEFERRED COMPENSATION PLAN

Prior to 2007, Occidental maintained the 2005 Deferred Compensation Plan, which permitted executives and other eligible employees to defer up to 75 percent of their base salaries and up to 100 percent of their annual bonus and non-equity incentive compensation each year, and the Grandfathered Deferred Compensation Plan that was closed to future deferrals. In October 2006, various amendments to both plans were adopted, resulting in the Modified Deferred Compensation Plan, effective December 31, 2006.

•	Under the Modified Deferred Compensation Plan, the maximum amount that may be deferred for any one year is limited to $75,000.
•	A participant’s overall plan balance must be less than $1 million at the end of any given year to enable a participant to defer compensation for the subsequent year.
•

Through December 31, 2008, deferred amounts earned interest equal to Moody’s Long-Term Corporate Bond Index Monthly Average Corporates plus 3 percent. However, commencing in 2009, deferred amounts earn interest at a rate equal to the five-year U.S. Treasury Note rate plus 2 percent, except for amounts deferred prior to 1994, which will continue to earn interest at a minimum interest rate of 8 percent.

Payment of deferred amounts generally commences at retirement. However, in light of the creation of the Modified Deferred Compensation Plan, participants were given the opportunity to make a special one-time election, permitted by the transition relief under Section 409A, to change the distribution election covering each participant’s Modified Deferred Compensation Plan account balance as of December 31, 2006, and any deferred 2006 bonus and non-equity incentive compensation (the “2006 bonus”). The election, which was effective December 31, 2006, permitted a participant to elect to receive his or her entire December 31, 2006, account balance and 2006 bonus (i) prior to separation from service in up to two early distribution years commencing as early as July 2007 for the account balance and the first quarter 2008 for the 2006 bonus; or (ii) at retirement or separation from service, but in either event no earlier than July 2007. Each participant also was permitted to elect payment arrangements (lump sum or annual installments) for each early distribution date chosen, as well as for the participant’s retirement distribution under the Modified Deferred Compensation Plan.

Mr. de Brier elected to take his deferred 2006 bonus in the first quarter of 2008. The distribution to Mr. de Brier made in 2008 is shown in the “Aggregate Withdrawals/Distributions in 2008” column of the Nonqualified Deferred Compensation Table on page 34.

DEFERRED STOCK PROGRAM

The Occidental Petroleum Corporation 2005 Deferred Stock Program ( “ 2005 DSP ” ) was originally adopted to permit executives to defer the receipt of qualifying stock awards as deferred share units. Deferral elections were irrevocable and were made 12 months prior to the completion of the performance period that related to the performance-based awards. The program also covered stock

33

awards that provided for mandatory deferral upon vesting. Deferred share units earn dividend equivalents that may be paid currently in cash or reinvested as additional deferred share units. Payment of deferred share units generally commences at retirement. However, in recent years, the liability and expense of the program had grown substantially due to (1) the significant increase in the price of Occidental’s stock, (2) mandatory deferrals of certain equity awards and (3) sustained increases in Occidental’s stock dividends. After careful consideration, Occidental concluded that the program expense should be reduced. To accomplish this objective, the 2005 DSP was frozen, effective January 1, 2007, for any deferrals other than those currently pending for outstanding stock awards.

In light of these changes, in October 2006 participants were given the opportunity to make a special one-time election, permitted by the transition relief under Section 409A, to change the distribution election covering each participant’s 2005 DSP account balance as of December 31, 2006; any deferral of the PSA certified by the Compensation Committee in February 2007; and any mandatorily deferred RSUs. Under the special election, each participant could elect to receive his entire account balance as of December 31, 2006 and any award amount that may become payable from the participant’s 2003 PSA, either (i) prior to separation from service in a lump sum in July 2007 for the 2005 DSP account balance and in January 2008 for any deferred 2003 PSA certified in 2007; or (ii) at retirement or separation from service.

All of the named executive officers elected to take their 2005 DSP account balance as of December 31, 2006 in a lump sum in July 2007 and their mandatorily deferred RSUs that vested in 2007 as a lump sum in January 2008. Messrs. Chazen and Morgan elected to receive the PSA award certified in February 2007 in January 2008. The distributions made in 2008, pursuant to these elections, are shown in the “Aggregate Withdrawals/Distributions in 2008” column of the Nonqualified Deferred Compensation Table below.

The following table sets forth for 2008 the contributions, earnings, withdrawals and balances under Supplemental Retirement Plan II – SRP II, Modified Deferred Compensation Plan – MDCP and 2005 Deferred Stock Program – 2005 DSP in which the named executive officers participate. Each of the executive officers is fully vested in his aggregate balances shown below. The footnotes provide information about other amounts that were reported as earned in the Summary Compensation Table on page 26 for 2008 and prior years.

Nonqualified Deferred Compensation
Name	Plan	Executive Contributions in 2008 ($) (1)	Occidental Contributions in 2008 ($)	Aggregate Earnings in 2008 ($)		Aggregate Withdrawals/ Distributions in 2008 ($)		Aggregate Balance at 12/31/08 ($)
Ray R. Irani (2)	SRP II	$0	$729,900	$322,917		$0		$7,138,807
	2005 DSP	$0	$0	$127,867	(3)	$40,201,228	(4)	$0
Stephen I. Chazen (5)	SRP II	$0	$315,180	$133,108		$0		$2,956,059
	MDCP	$0	$0	$138,992		$1,534,566		$1,577,149
	2005 DSP	$0	$0	$51,815	(3)	$15,412,959	(4)	$0
Donald P. de Brier (6)	SRP II	$0	$152,280	$108,910		$0		$2,397,896
	MDCP	$0	$0	$0		$487,498		$0
	2005 DSP	$0	$0	$14,000	(3)	$4,401,600	(4)	$0
John W. Morgan (7)	SRP II	$0	$153,600	$93,957		$0		$2,074,487
	MDCP	$0	$0	$0		$1,189,359		$0
	2005 DSP	$0	$0	$19,821	(3)	$5,792,962	(4)	$0
R. Casey Olson (8)	SRP II	$0	$145,500	$48,012		$0		$1,080,002
	MDCP	$0	$0	$4,867		$1,530,028		$0
(1)	No employee contributions are permitted to the SRP II.
(2)	Of the aggregate balance shown for the SRP II, $729,900 is reported elsewhere in this proxy statement as Occidental contributions.
(3)	Includes the dividend equivalents credited on deferred share units and paid to the participant in cash.
(4)

Includes the value of the shares distributed pursuant to the elections described in the paragraph preceding the table and dividend equivalents credited on deferred share units shown in the “Aggregate Earnings in 2008” column.

(5)

Of the aggregate balances shown for the SRP II and MDCP, $315,180 and $47,540, respectively, are reported elsewhere in this proxy statement either as Occidental contributions or above-market interest on deferred compensation.

(6)	Of the aggregate balance shown for the SRP II, $152,280 is reported elsewhere in this proxy statement as Occidental contributions.
(7)	Of the aggregate balance shown for the SRP II, $153,600 is reported elsewhere in this proxy statement as Occidental contributions.
(8)	Of the aggregate balance shown for the SRP II, $145,500 is reported elsewhere in this proxy statement as Occidental contributions.

34

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

CHANGE OF CONTROL

In 2005, in response to a stockholder proposal, the Board replaced its previous Golden Parachute Policy. The new Golden Parachute Policy provides that, subject to certain exceptions, Occidental will not grant Golden Parachute Benefits (as defined in the Policy) to any senior executive which exceed 2.99 times his or her salary plus non-equity incentive pay unless the grant of such benefits is approved by a vote of the corporation’s stockholders or the obligation pre-dated adoption of the Policy. The complete Golden Parachute Policy is available at www.oxy.com.

The 2001 Incentive Compensation Plan and 2005 Long-Term Incentive Plan have provisions that, in the event of a change of control of Occidental, require the outstanding awards, including stock options, granted under such plans to become fully vested and exercisable unless the Plan Administrator determines, prior to the occurrence of the event, that benefits will not accelerate. Both plans were approved by Occidental’s stockholders.

Except as described below under “Potential Payments Upon Termination,” Occidental does not have any other agreements or plans that will require it to provide compensation to named executive officers in the event of a termination of employment or a change of control.

POTENTIAL PAYMENTS UPON TERMINATION

In the discussion that follows, payments and other benefits payable upon various terminations and change of control situations are set out as if the conditions for payments had occurred and the terminations took place on December 31, 2008. The amounts set forth below are estimates of the amounts which would be paid out to each named executive officer upon his termination. The actual amounts to be paid out can be determined only at the time of such named executive officer’s separation from Occidental. The disclosures below do not take into consideration any requirements under Section 409A of the Internal Revenue Code, which could affect, among other things, the timing of payments and distributions.

The following payments and benefits, which are potentially available to all full-time salaried employees when their employment terminates, are not included in the amounts shown below:

•	Amounts vested under the Qualified Plans (see page 17 for the named executive officers’ balances as of year end).
•	Amounts vested under the Nonqualified Deferred Compensation arrangements (see page 34 for the named executive officers’ balances as of year end).
•

Bonus and non-equity incentive compensation (collectively, “bonus”) under the Executive Incentive Compensation Plan that is earned as of year end. Any Plan participant who leaves on or after that date for any reason is entitled to such amounts when payment is made in the first quarter of the following year. The amounts that were earned in 2008 by the named executive officers are included in the Summary Compensation Table on page 26.

•

Equity awards for which the performance period was completed at year end. Equity awards with performance periods that ended on December 31, 2008 were certified for payout in the first quarter of 2009 and are shown in the “Outstanding Equity Awards at December 31, 2008” table on page 29.

•

Short-term disability benefits. During any period of disability, all salaried employees are eligible for six months of continued salary at half pay, full pay or a combination thereof, depending on years of service.

•

Long-term disability benefits. Occidental provides a Long-Term Disability Plan, which makes third-party disability insurance coverage available to all salaried employees. Premiums are paid through salary deductions by the employees who elect to participate.

•

Medical benefits are available to all eligible employees during periods of disability at the same premium rates as active employees. Following termination of employment, other than for cause, medical benefits are available pursuant to the requirements of the Consolidated Omnibus Budget Reconciliation Act ( “ COBRA ” ) for up to 18 months at premium rates equal to 102 percent of the full cost of coverage. Retiree medical coverage is available if the employee satisfies the eligibility requirements. Premiums paid by retirees depend on age and years of service.

DR. IRANI. Potential payments to Dr. Irani are governed by his amended and restated employment agreement, dated October 9, 2008, which provides that he will be employed as Chairman and Chief Executive Officer and as a member of the Board until the earlier of Occidental’s 2015 Annual Meeting of Stockholders or May 30, 2015. The only changes effected by the 2008 restatement were to conform the agreement to the requirements of Internal Revenue Code Section 409A ( “ Section 409A ” ) and to clarify that consistent with prior year disclosures, performance awards are reduced on a pro rata basis in the event of termination. The following is a summary of the payments and benefits he would have been entitled to receive if the event specified occurred as of December 31, 2008:

•	Retirement with the Consent of Occidental. If Dr. Irani had retired with the consent of Occidental, he would have been entitled to receive:
	1.	Long-term incentive awards:
		o	Full and immediate vesting of options/SARs (exercisable through the end of the term of the applicable award agreement) — $3,818,000 (1)

35

		o	Full and immediate vesting of RSUs — $5,615,064 (2)
		o	PRSU target shares reduced on a pro rata basis as of the termination date — $24,548,828 (3)
		o	PSA target shares reduced on a pro rata basis as of the termination date — $3,735,441 (4)
		o	TSRI target shares reduced on a pro rata basis as of the termination date — $6,985,317 (5)
		o	ROEI target incentive amount reduced on a pro rata basis as of the termination date — $19,593,444 (6)
	2.	Unused vacation pay (one-time lump-sum payment of $460,000);
	3.	Life insurance for the remainder of his life equal to three times his highest career annual salary ($5,700,000) (current annual premium of approximately $127,235);
	4.	Comparable medical and dental benefits for Dr. Irani and his spouse to those provided to all eligible salaried employees; and
5.

The personal benefits he received before retirement (estimated annual expense of approximately $1,000,000 until his death). 2008 benefits included security services ($575,407) and tax preparation and financial planning services ($403,285).

•

Payments in the Event of Disability. Dr. Irani may be terminated if he is disabled for an aggregate of six months in any 18-month period. If Occidental had terminated him for disability, he would be entitled to receive:

	1.	A lump sum payment equal to three times his highest annual salary and bonus ($16,770,000); and
	2.	The payments and benefits disclosed under “Retirement with the Consent of Occidental.”
•	Payments in the Event of Death. In the event of Dr. Irani’s death, his beneficiaries would have been entitled to receive:
	1.	Proceeds in the amount of approximately $5.7 million from life insurance policies for which premiums are disclosed above under “Retirement with the Consent of Occidental;”
2.

Proceeds in the amount of $7.6 million (includes value of second-to-die policy on his spouse) from insurance policies purchased under a 1994 split-dollar arrangement pursuant to which officers were given the opportunity to exchange a portion of their vested benefits under supplemental retirement plans for Occidental’s agreement to purchase split-dollar life insurance policies. Dr. Irani surrendered $1,554,000 in vested benefits in connection with the transaction. Occidental has the right to receive any proceeds in excess of the death benefit; and

	3.	The payments and benefits disclosed in paragraphs 1, 2 and 4 under “Retirement with the Consent of Occidental.”
•	Termination by Occidental. If Occidental had terminated Dr. Irani for any reason other than retirement or death, Dr. Irani would have been entitled to receive:
	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental,” and the payment under paragraph 1 of “Payments in the Event of Disability.”
•

Termination by Dr. Irani. Dr. Irani may terminate his agreement in the event of a material breach by Occidental, which is not cured within 15 days of notice of the breach. If Dr. Irani had terminated the agreement, he would have been entitled to receive:

	1.	The payments and benefits disclosed under “Termination by Occidental.”
•	Change of Control. Had a change of control occurred, Dr. Irani would have been entitled to receive:
1.

All unvested long-term incentive awards as disclosed under “Retirement with the Consent of Occidental” except that performance awards would have fully vested at target and the right to receive the amounts in excess of target would have been forfeited. Vesting at target would increase the values shown under “Retirement with the Consent of Occidental” by:

		o	PRSUs — $5,446,172 (7)
		o	PSAs — $2,121,623 (8)
		o	TSRIs — $20,542,054 (9)
		o	ROEIs — $38,906,556 (10)
	2.	A tax gross-up for all effects of any excise and other taxes payable by Dr. Irani by reason of the change of control ($0); and
3.

If the change of control resulted in a material breach of his agreement that was not cured within 15 days of notice of the breach, Dr. Irani would have been entitled to receive the other payments and benefits disclosed in paragraphs 2, 3, 4 and 5 under “Retirement with the Consent of Occidental” and in paragraph 1 under “Payments in the Event of Disability.”

36

MR. CHAZEN. Potential payments to Mr. Chazen are governed by his amended and restated employment agreement, dated October 9, 2008, which is for a term expiring in January 2010. The only changes effected by the 2008 amendment and restatement were to conform to the requirements of Section 409A, to reflect his current title and base salary, and to eliminate a benefit that he was no longer eligible to receive. The following is a summary of the payments and benefits he would have been entitled to receive if the event specified occurred as of December 31, 2008:

•	Retirement with the Consent of Occidental. If Mr. Chazen had retired with the consent of Occidental, he would have been entitled to receive:
	1.	Long-term incentive awards:
		o	Continued vesting of options/SARs — $1,832,640 (1)
		o	Full and immediate vesting of RSUs — $2,063,656 (2)
		o	PRSU target shares reduced on a pro rata basis as of the termination date — $7,364,648 (3)
		o	PSA target shares reduced on a pro rata basis as of the termination date — $1,253,919 (4)
		o	TSRI target shares reduced on a pro rata basis as of the termination date — $3,104,588 (5)
		o	ROEI target incentive amount reduced on a pro rata basis as of the termination date — $8,708,198 (6)
	2.	Unused vacation pay (one-time lump-sum payment of $611,930).
•

Termination by Occidental with Cause. Occidental may discharge Mr. Chazen for material cause at any time upon 30 days written notice. Mr. Chazen would not have received severance or other pay and he would have forfeited any unvested long-term incentive awards, but he would have been entitled to receive:

	1.	Unused vacation pay as disclosed under “Retirement with the Consent of Occidental.”
•	Termination by Occidental without Cause. If Occidental had terminated Mr. Chazen for any reason other than cause, retirement or death, Mr. Chazen would have been entitled to receive:
	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental.”
	2.	Two times his highest annual salary and annual cash bonus target payable over a two-year period between January 1, 2009, and December 31, 2010 (the “compensation period”) ($1,720,000 annually);
3.

Within 90 days following the end of each calendar year, during the compensation period, a lump sum payment equal to the annual contribution he would have received under the defined contribution retirement plans had he not been terminated:

		o	Savings Plan — $14,700
		o	SRP II — $289,560
4.

Cash payments in lieu of the forfeited portion of all long-term performance-based incentive awards granted prior to his termination that would have vested during the compensation period resulting in the following additional value to that shown under “Retirement with the Consent of Occidental” at the time and subject to the attainment and certification of the underlying performance objectives:

		o	PRSUs — $1,633,852 (7)
		o	PSAs — $712,193 (8)
		o	TSRIs — $ 6,113,023 (9)
		o	ROEIs — $15,142,944 (10)
•	Payments in the Event of Disability. If Occidental were to have terminated Mr. Chazen for disability, he would have been entitled to receive:
	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental;” and
2.

Sixty percent of his salary less the amount received annually under Occidental’s Long-Term Disability Plan through age 65 (assuming the disability continues for the maximum covered period) — $360,000 annually.

•	Payments in the Event of Death. In the event of Mr. Chazen’s death, his beneficiaries would have been entitled to receive:
	1.	Life insurance proceeds equal to two times his base salary ($1,600,000); and
	2.	The payments and benefits disclosed under “Retirement with the Consent of Occidental.”
•	Termination by Mr. Chazen. Mr. Chazen may terminate his agreement at any time upon 60 days’ written notice. If Mr. Chazen had terminated the agreement, he would have been entitled to receive:
	1.	Unused vacation pay as disclosed under “Retirement with the Consent of Occidental.”

37

•	Change of Control. Had a change of control occurred, Mr. Chazen would have been entitled to receive:
1.

All unvested long-term incentive awards as disclosed under “Retirement with the Consent of Occidental” and in paragraph 4 under “Termination by Occidental without Cause,” except that performance awards would have vested fully at target and the right to receive amounts in excess of target would have been forfeited. The additional amounts attributable to vesting at target would have been:

		o	TSRIs — $3,016,810 (9)
		o	ROEIs — $2,148,858 (10)
	2.	If he were terminated as part of the change of control, the payments and benefits shown under “Termination by Occidental without Cause.”

MR. DE BRIER. Potential payments to Mr. de Brier are governed by his amended and restated employment agreement, dated October 9, 2008, which is for a term expiring in May 2013. The only changes effected by the amendment and restatement were to conform to the requirements of Section 409A. The following is a summary of the payments and benefits he would have been entitled to receive if the event specified occurred as of December 31, 2008:

•	Retirement with the Consent of Occidental. If Mr. de Brier had retired with the consent of Occidental, he would have been entitled to receive:
	1.	Long-term incentive awards:
		o	Continued vesting of options/SARs — $636,327 (1)
		o	Full and immediate vesting of RSUs — $503,916 (2)
		o	PRSU target shares reduced on a pro rata basis as of the termination date — $1,767,516 (3)
		o	PSA target shares reduced on a pro rata basis as of the termination date — $671,729 (4)
		o	TSRI target shares reduced on a pro rata basis as of the termination date — $596,183 (5)
		o	ROEI target incentive amount reduced on a pro rata basis as of the termination date — $1,676,402 (6)
	2.	Unused vacation pay (one-time lump-sum payment of $74,569); and
	3.	Life insurance for the remainder of his life equal to his highest career annual salary ($551,000) (current annual premium of approximately $50,045).
•

Termination by Occidental with Cause. If Occidental had terminated Mr. de Brier for cause, Mr. de Brier would not have received severance or other pay and he would have forfeited any unvested long-term incentive awards, but he would have been entitled to receive:

	1.	The unused vacation pay as disclosed under “Retirement with the Consent of Occidental.”
•	Termination by Occidental without Cause. If Occidental had terminated Mr. de Brier for any reason other than cause, retirement or death, Mr. de Brier would have been entitled to receive:
	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental;”
2.

Two times his highest annual salary and annual cash bonus target payable over a two-year period between January 1, 2009, and December 31, 2010 (the “compensation period”) ($936,700 annually). During the compensation period, Mr. de Brier may not accept employment with, or act as a consultant or perform services for any entity engaged in any energy-related business without Occidental’s consent;

3.

Within 90 days following the end of each calendar year, during the compensation period, a lump sum payment equal to the annual contribution he would have received under the defined contribution retirement plans had he not been terminated:

		o	Savings Plan — $14,700
		o	SRP II — $148,566
4.

Cash payments in lieu of the forfeited portion of all long-term performance-based incentive awards granted prior to his termination that would have vested during the compensation period resulting in the following additional value to that shown under “Retirement with the Consent of Occidental” at the time and subject to the attainment and certification of the underlying performance objectives:

		o	PRSUs — $392,124 (7)
		o	PSAs — $381,516 (8)
		o	TSRIs — $1,188,728 (9)
		o	ROEIs — $2,963,826 (10)

38

•	Payments in the Event of Disability. If Occidental were to have terminated Mr. de Brier for disability, he would have been entitled to receive:
	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental;” and
2.

Sixty percent of his salary less the amount paid annually pursuant to Occidental’s Long-Term Disability Plan through age 70 (assuming the disability continues for the maximum covered period) — $210,600 annually.

•	Termination by Mr. de Brier. If Mr. de Brier terminated his contract, he would have been entitled to receive:
	1.	Unused vacation pay as disclosed under “Retirement with the Consent of Occidental”.
•	Payments in the Event of Death. In the event of Mr. de Brier’s death, his beneficiaries would have been entitled to receive:
	1.	Life insurance proceeds equal to three times his base salary ($1,653,000); and
	2.	The payments and benefits disclosed in paragraphs 1 and 2 under “Retirement with the Consent of Occidental.”
•	Change of Control. Had a change of control occurred, Mr. de Brier would have been entitled to receive:
1.

All unvested long-term incentive awards as disclosed under “Retirement with the Consent of Occidental” and in paragraph 4 under “Termination by Occidental without Cause,” except that performance awards would have vested fully at target and the right to receive amounts in excess of target would have been forfeited. The additional amounts attributable to vesting at target would have been:

		o	TSRIs — $594,172 (9)
		o	ROEIs — $429,772 (10)
	2.	If he were terminated as part of the change of control, the payments and benefits shown under “Termination by Occidental without Cause.”

MR. MORGAN. Mr. Morgan did not have an employment agreement. The following is a summary of the payments and benefits he is entitled to receive under the agreement effective November 12, 2008, entered into with respect to his retirement with the consent of the Company after the close of business on December 31, 2008. In consideration for the amounts payable to him under the agreement, Mr. Morgan has agreed to be available to assure a smooth transition and, except as otherwise permitted, not to make public statements about Occidental:

1.	Retirement pay for one year — $472,500 (11)
2.	His long-term incentive awards:
	o	Continued vesting of SARs — $636,327 (1)
	o	Full and immediate vesting of RSUs — $623,896 (2)
	o	PRSU target shares reduced on a pro rata basis as of his retirement date — $1,767,516 (3)
	o	PSA target shares reduced on a pro rata basis as of his retirement date — $685,773 (4)
	o	TSRI target shares reduced on a pro rata basis as of his retirement date — $557,850 (5)
	o	ROEI target incentive amount reduced on a pro rata basis as of the termination date — $1,523,192 (6)
3.

Cash payments in lieu of the forfeited portion of the long-term, performance-based awards listed in 2 above payable at the time and to the extent the underlying awards performance objectives are attained and certified:

	o	PRSU forfeited target shares — $392,124 (7)
	o	PSA forfeited target shares — $389,488 (8)
	o	TSRI forfeited target shares — $1,343,713 (9)
	o	ROEI forfeited target incentive awards — $2,376,808 (10)
	o	An amount equal to the dividend equivalents that would have been payable on the forfeited awards for the balance of the respective performance periods — $99,613 (12)
4.	Unused vacation pay (one-time lump-sum payment of $0); and
5.	Life insurance for the remainder of his life equal to his highest annual salary ($525,000) (current annual premium of approximately $15,122).

39

MR. OLSON. Mr. Olson does not have an employment agreement. The following is a summary of the payments and benefits he would have been entitled to receive if the event specified occurred as of December 31, 2008:

•	Retirement with the Consent of Occidental. If Mr. Olson had retired with the consent of Occidental, he would have been entitled to receive:
	1.	Long-term incentive awards:
		o	Continued vesting of SARs — $636,327 (1)
		o	Full and immediate vesting of RSUs — $335,944 (2)
		o	PRSU target shares reduced on a pro rata basis as of the termination date — $1,767,516 (3)
		o	PSA target shares reduced on a pro rata basis as of the termination date — $531,127 (4)
		o	TSRI target shares reduced on a pro rata basis as of the termination date — $620,935 (5)
		o	ROEI target incentive amount reduced on pro rata basis as of the termination date — $1,741,640 (6)
	2.	Unused vacation pay (one-time lump-sum payment of $77,539).
•

Termination by Occidental with Cause. If Occidental had terminated Mr. Olson for cause, Mr. Olson would not have received severance or other pay and he would have forfeited any unvested long-term incentive awards, but he would have been entitled to receive:

	1.	The unused vacation pay as disclosed under “Retirement with the Consent of Occidental.”
•	Termination by Occidental without Cause. If Occidental had terminated Mr. Olson for any reason other than cause, retirement or death, Mr. Olson would have been entitled to receive:
	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental.”
•	Payments in the Event of Disability. If Occidental had terminated Mr. Olson for disability, he would have been entitled to receive:
	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental.”
•	Payments in the Event of Death. In the event of Mr. Olson’s death, his beneficiaries would have been entitled to receive:
	1.	Life insurance proceeds equal to two times his base salary ($960,000); and
	2.	The payments and benefits disclosed under “Retirement with the Consent of Occidental.”
•	Change of Control. Had a change of control occurred, Mr. Olson would have been entitled to receive:
1.

All unvested long-term incentive awards as disclosed under “Retirement with the Consent of Occidental” except that performance awards would have vested fully at target and the right to receive amounts in excess of target would have been forfeited. Vesting at target would increase the values shown under “Retirement with the Consent of Occidental” by:

		o	PRSUs — $392,124 (7)
		o	PSAs — $314,372 (8)
		o	TSRIs — $1,825,997 (9)
		o	ROEIs — $3,458,360 (10)
	2.	If he were terminated as part of the change of control, the payments and benefits shown under “Termination by Occidental without Cause.”

(1)

Represents the difference between $59.99, the closing price of the common stock on the New York Stock Exchange on December 31, 2008 (the “year-end price”), and the exercise price of the options that were in the money as of that date.

(2)	Represents the product of the year-end price and the number of unvested RSUs.
(3)

Represents the product of the year-end price, and the pro rata target number of PRSUs. Actual payout will vary from zero to 200 percent of target depending on attainment of performance objectives and the price of common stock at payout.

(4)

Represents the product of the year-end price, and the pro rata target number of PSAs. Actual payout will vary from zero to 200 percent of target depending on attainment of performance objectives and the price of common stock at payout.

(5)

Represents the product of the year-end price, and the pro rata target number of TSRIs. Actual payout will vary from zero to 150 percent of target depending on attainment of performance objectives and the price of common stock at payout.

(6)	Represents the ROEI pro rata target incentive amount. Actual payout will vary from zero to 200 percent of target depending on attainment of performance objectives.
(7)

Represents the product of the year-end price, and the additional target number of PRSUs that will further vest or, in the case of Mr. Morgan, be settled in cash pursuant to his retirement agreement. In the event of termination without cause, actual payout will vary from zero to 200 percent of pro-rated target depending on attainment of performance objectives and the price of common stock at payout.

(8)

Represents the product of the year-end price, and the additional target number of PSAs that will further vest or, in the case of Mr. Morgan, be settled in cash pursuant to his retirement agreement. In the event of termination without cause, actual payout will vary from zero to 200 percent of pro-rated target depending on attainment of performance objectives and the price of common stock at payout.

40

(9)

Represents the product of the year-end price, and the additional target number of TSRIs that will further vest or, in the case of Mr. Morgan, be settled in cash pursuant to his retirement agreement. In the event of termination without cause, actual payout will vary from zero to 150 percent of pro-rated target depending on attainment of performance objectives and the price of common stock at payout.

(10)

Represents the additional ROEI target incentive amount that will further vest or, in the case of Mr. Morgan, be settled in cash pursuant to his retirement agreement. In the event of termination without cause, actual payout will vary from zero to 200 percent of pro-rated target depending on attainment of performance objectives.

(11)

The agreement with Mr. Morgan was amended in January 2009 to reduce his annual retirement pay by ten percent to the amount shown consistent with the salary reductions agreed to for 2009 by the other named executive officers.

(12)	The amount assumes the quarterly dividend payment will remain at $.32 per share of Occidental Common Stock. Actual payout will vary depending on the dividends actually declared.

PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

AUDIT AND OTHER FEES

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY AND PROCEDURES - The Audit Committee must give prior approval to any management request for any amount or type of service (audit, audit-related and tax services or, to the extent permitted by law, non-audit services) Occidental’s independent auditor provides to Occidental. Additionally, the Audit Committee has delegated to the Committee Chair and Vice Chair full authority to approve any such request provided the Audit Committee Chair presents any approval so given to the Audit Committee at its next scheduled meeting. All audit and audit-related services rendered by KPMG LLP in 2008 were approved by the Audit Committee or the Audit Committee Chair before KPMG was engaged for such services. No services of any kind were approved pursuant to a waiver permitted pursuant to 17 CFR 210.2-01(c)(7)(i)(C).

AUDIT FEES - The aggregate audit fees incurred for professional services rendered by KPMG LLP for the years ended December 31, 2008, and December 31, 2007, were $8,217,500 and $8,110,000, respectively. These amounts include fees necessary to perform the annual audit and quarterly reviews in accordance with Generally Accepted Auditing Standards, annual attestation on internal controls over financial reporting and services that generally only the independent auditor can reasonably provide, such as comfort letters, statutory audits, other attestation services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission.

AUDIT RELATED FEES - Fees of $685,361 and $521,110 were incurred for professional services rendered by KPMG LLP for the years ended December 31, 2008, and December 31, 2007, respectively, for assurance and related services that are traditionally performed by the independent auditor. More specifically, these services include, among others: employee benefit plan audits, reviews of proposed or consummated transactions and consultation concerning financial accounting and reporting standards.

TAX FEES - No fees were incurred for tax services rendered by KPMG LLP for the years ended December 31, 2008, and December 31, 2007, respectively.

ALL OTHER FEES - For the years ended December 31, 2008, and December 31, 2007, no fees were incurred for services rendered by KPMG LLP, other than the services described under “Audit Fees” and “Audit Related Fees.”

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Occidental’s audited financial statements for the fiscal year ended December 31, 2008, including management’s annual assessment of and report on Occidental’s internal control over financial reporting, with management and KPMG LLP. In addition, the Audit Committee has discussed with KPMG LLP, Occidental’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended and currently in effect. The Audit Committee received from KPMG LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended and currently in effect. The Audit Committee has also considered whether the provision of non-audit services provided by KPMG LLP to Occidental is compatible with maintaining their independence and has discussed with KPMG LLP the firm’s independence.

Based upon the reports and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in Occidental’s Annual Report on Form 10-K for the year ended December 31, 2008, to be filed with the Securities and Exchange Commission.

Respectfully submitted,

THE AUDIT COMMITTEE

Aziz D. Syriani (Chair)

John S. Chalsty

John E. Feick

Irvin W. Maloney

Avedick B. Poladian

Rosemary Tomich

Walter L. Weisman

41

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors of Occidental has selected KPMG LLP as independent auditors to audit the consolidated financial statements of Occidental and its subsidiaries for the year ending December 31, 2009. KPMG LLP has audited Occidental’s financial statements since 2002. A member of that firm will be present at the annual meeting, will have an opportunity to make a statement, if so desired, and will be available to respond to appropriate questions.

A majority of the shares of common stock represented at the Annual Meeting and entitled to vote at the Annual Meeting must vote FOR this proposal to ratify the selection of auditors. Abstentions and broker nonvotes will have the same effect as votes against the proposal. If the stockholders do not ratify the selection of KPMG LLP, the Audit Committee will appoint the independent auditors for 2009, which may be KPMG LLP. If KPMG LLP should decline to act or otherwise become incapable of acting or if its employment is discontinued, the Audit Committee will appoint the independent auditors for 2009.

The Board of Directors recommends that you vote FOR the ratification of the selection of auditors. Your proxy will be so voted unless you specify otherwise.

PROPOSAL 3: ABILITY OF STOCKHOLDERS TO CALL SPECIAL MEETINGS

Article V.(C) of Occidental's Restated Certificate of Incorporation specifically provides that only the Board of Directors or Chairman of the Board may call a special meeting of stockholders. At the 2008 Annual Meeting of Stockholders, Occidental’s stockholders approved a proposal requesting the Board to amend the By-laws and any other appropriate governing documents to permit holders of between 10 - 25 percent of the outstanding common stock to call a special meeting. Accordingly, Occidental is now requesting that the stockholders approve an amendment to the Restated Certificate of Incorporation that will permit holders of at least 25 percent of the outstanding common stock to call a special meeting of stockholders subject to compliance with the procedures set forth in the By-laws. Subject to the approval of the amendment to the Restated Certificate of Incorporation, which is set forth in its entirety in Exhibit B, and the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, the Board of Directors has approved an amendment to Occidental’s By-laws to establish the procedures to be followed by stockholders seeking to call a special meeting. The By-law provision with respect to special meetings of stockholders is set forth in its entirety in Exhibit C.

The Board of Directors believes that permitting an appropriate number of stockholders to call a special meeting of stockholders promotes stockholder democracy. The Board also believes that a meaningful aggregate share ownership requirement properly balances the dual goals of stockholder democracy and efficient corporate governance. The Board believes that requiring stockholders calling a special meeting to own an aggregate of 25 percent or more of the outstanding common stock will prevent a small minority of stockholders from imposing on Occidental the significant financial and administrative burdens associated with special stockholders meetings. For example, given the concentration of significant share ownership among a relatively small number of Occidental stockholders, a 10 percent ownership threshold would mean that as few as three stockholders would have the power to call a special meeting without regard to the holders of the other 90 percent of the shares. Allowing a small minority of stockholders to call an unlimited number of special meetings for any reason would be disruptive to Occidental's normal business operations and potentially expensive. Occidental is required to provide each holder of its common stock a notice and proxy materials for every special meeting of stockholders, which results in significant legal, printing and mailing expenses in addition to other costs normally associated with a special meeting. Moreover, preparing for stockholders meetings requires significant attention of Occidental's directors, officers and employees, diverting their attention away from performing their primary function, which is to operate the business of Occidental in the best interests of the stockholders.

VOTING INFORMATION

A majority of the shares entitled to vote at the Annual Meeting must vote FOR this proposal to approve the amendment to the Restated Certificate of Incorporation. Abstentions and broker nonvotes will have the same effect as votes against the proposal.

If this proposal is approved, Occidental will promptly file a Certificate of Amendment with the Secretary of State of the State of Delaware. Upon such filing, all stockholders will be bound by the terms of the amendment to the Restated Certificate of Incorporation, whether or not they voted to approve it. The text of the proposed amendment to the Restated Certificate of Incorporation is attached hereto as Exhibit B.

Upon effectiveness of the filing of the Certificate of Amendment, the By-law amendment attached hereto as Exhibit C will become effective without further action by the Board of Directors.

At any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, the Board of Directors may abandon the proposed amendment to the Restated Certificate of Incorporation without further action by the stockholders, notwithstanding authorization of the proposed amendment by the stockholders, although the Board of Directors has no current intention to abandon the amendment if so approved.

The Board of Directors has approved and recommends that you vote FOR the approval of the amendment. Your proxy will be so voted unless you specify otherwise.

42

STOCKHOLDER PROPOSAL

GENERAL INFORMATION

Occidental has been advised that one stockholder proposal may be introduced at the Annual Meeting. The Board of Directors disclaims any responsibility for the content of the proposal and for the statement made in support thereof, which, except for any reference to the proposal number, are presented in the form received from the stockholder.

VOTE REQUIRED TO APPROVE

A majority of the shares of common stock represented at the Annual Meeting and entitled to vote must vote FOR a proposal for a stockholder proposal to be approved. Your broker may vote your shares on this proposal only if you give voting instructions. Abstentions and broker nonvotes have the same effect as votes AGAINST the proposal.

VOTING RESULTS

The Report of Inspector of Elections will be published on Occidental’s web site, www.oxy.com, within 14 calendar days following the meeting and the results of the vote will be included in Occidental’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, and in the Report on the Annual Meeting, both of which may be accessed through www.oxy.com.

LEGAL EFFECT OF APPROVAL

The stockholder proposal set forth below is a request to the Board of Directors to consider a matter. If the proposal passes, the Board of Directors may consider, in its business judgment, whether to take the requested action or not, but it is not legally obligated to do so.

BOARD ACTION WITH RESPECT TO APPROVED PROPOSALS

It has been the practice of Occidental’s Board of Directors to consider matters that are approved by the stockholders and, if appropriate, to refer the matter to the appropriate Board committee for further study and recommendation to the full Board. Generally, this initial consideration and referral takes place at the next regularly scheduled meeting of the Board. Depending on the complexity of the issue and the desire of the committee to seek advice from independent advisors, the committee usually reports to the full Board no later than the final meeting of the calendar year, which is usually held in early December. The final action taken by the Board with respect to the proposal and, if applicable, a timetable for implementation of the Board action, will be posted on www.oxy.com. In prior years, stockholder proposals with respect to poison pills and golden parachutes were approved, and the Board took action to adopt policies responsive to the concerns raised in those proposals.

STOCKHOLDER RIGHT TO ENFORCE A PROPOSAL

As explained above, generally stockholder proposals are requests to the Board to consider a matter. If a proposal that is approved requests that the Board take, or refrain from taking, some action and the Board does not do so, then the stockholder may submit the same proposal for consideration at the next Annual Meeting by following the procedures described on page 45. In the alternative, a stockholder may challenge the Board’s business judgment not to implement the proposal by commencing litigation in the Chancery Court of the State of Delaware, Occidental’s state of incorporation. Delaware law contains certain procedural requirements that must be followed before a suit may be commenced, including a requirement that, unless it would otherwise be futile, a demand be made to Occidental identifying the alleged wrongdoers, the wrongdoing allegedly perpetrated and the resultant injury to Occidental and the legal action the stockholder wants the Board to take on Occidental’s behalf.

43

PROPOSAL 4: REPORT ON ASSESSMENT OF HOST COUNTRY LAWS

The Office of the Comptroller of the City of New York, 1 Centre Street, New York, New York 10007-2341 as the custodian and trustee for the New York City Employees’ Retirement System, the New York City Fire Department Pension Fund, the New York City Police Pension Fund, and the New York City Board of Education Retirement System (the “Funds”), the owners of 942,169 shares, 115,534 shares, 395,042 shares and 850,803 shares, respectively, of common stock, has notified Occidental that it intends to present the following proposal at the 2009 Annual Meeting:

WHEREAS, between 1971 and 2000 Occidental Petroleum conducted oil exploration operations in the Corrientes River region of the Peruvian Amazon, and

WHEREAS, during those years, the company:

•	Dumped an estimated nine billion barrels of toxic wastewater in local rivers and streams (The Independent (UL), 5/4/07 “Oil Company Accused of Dumping Waste in Amazon”)
•

Stored wastes in unlined earthen pits, and (Powers, Bill. Occidental’s Pollution Prevention Practices in Block 1AB Violated Industry Standards from Inception of Operations in 1975. E-Tech Internati9onal, 2006. p. 2)

WHEREAS, these toxic wastes contained heavy metals, including arsenic and lead, as well as petroleum hydrocarbons, which caused significant damage to the health of the indigenous Achuar people (Peruvian Ministry of Environmental Health study, DIGESA Informe N° 995-2006/DEPA-APRHI/DIGESA, May 2006.)

•	Elevated lead levels have been found in nearly half of Achuar children tested. (A Legacy of Harm. April 2007. http://www.amazonwatch.org/amazon/pE/block1ab/a_legacy_of_harm.pdf, p. 31)
•

Tests conducted by the Peruvian health ministry in 2005 found dangerous levels of cadmium in almost all indigenous people tested, and http://minsa.gob.pe/portalMinsa/destacados/archivos/242/RIO%20CORRIENTES.pdf)

WHEREAS, it has been reported that these toxic wastes have also seriously damaged the ecosystem of the region, threatening the livelihoods of the Achuar people who depend for their survival on hunting, fishing, and subsistence agriculture, and (Los Angeles Times 3/29/08. “Oil and power in Latin America.”)

WHEREAS, in 1984, the Peruvian government classified the area in which Occidental Petroleum operated as “one of the critical environmental zones most damaged in the country,” and (ONERN: Inventario y evaluacion de recursos naturals de la microregion Pastaza-Tigre (departamento de Loreto. Lima, 1984.)

WHEREAS, organizations representing the indigenous population of the Corrientes region have accused Occidental Petroleum of violations of the Peruvian General Health Law (Law 26842) and the Peruvian General Water Law (Decree 17752), which prohibit the dumping of waste that has the potential to contaminate water and/or endanger human health, and (A Legacy of Harm, http://www.amazonwatch.org/amazon/pE/block1ab/a_legacy_of_harm.pdf, p. 41)

WHEREAS, Occidental has been accused in a pending civil action brought by Achuar plaintiffs in 2007 of causing harm to the Achuar people by its negligient, reckless, and illegal environmental practices in Peru, and (Tomas Maynas Carijano et al v. Occidental Petroleum Corporation et al, California Central District Court)

THEREFORE, be it resolved that shareholders request the Board of Directors to conduct a review of the company’s policies and procedures that guide Occidental’s assessment of host country laws and regulations in the company’s overseas operations, with respect to their adequacy to protect the environment and the health and human rights of indigenous populations. Furthermore, be it resolved that a report on the results of this review shall be made available to shareholders by November, 2009. This report is to be prepared at reasonable expense and contain no proprietary or confidential information.

THE BOARD OF DIRECTORS' STATEMENT IN OPPOSITION

Occidental assesses host country laws, including those relating to environmental protection, health and human rights, as a part of its ordinary business operations. Further, as part of its mandate, the Corporate Governance, Nominating and Social Responsibility Committee of the Board of Directors (the “Social Responsibility Committee”) periodically reviews both Occidental’s social responsibility policies, programs and practices as well as the Human Rights Policy. Occidental's Human Rights Policy already addresses the issues that are the subject of this proposal, including giving appropriate regard to the health, safety and environment of communities in which Occidental operates.

In addition, the Environmental, Health and Safety Committee of the Board of Directors (the “Environmental Committee”) reviews and discusses with management the status of health, environment and safety ( “ HES ” ) issues, including compliance with applicable HES laws and regulations, the adequacy of HES policies and procedures, results of internal compliance reviews and remediation projects; and reports periodically to the Board of Directors with respect to environmental, health and safety matters.

Each year, Occidental publishes a Social Responsibility Report which includes, among other things, a description of any areas for improvement identified by the Social Responsibility Committee or the Environmental Committee. The Social Responsibility Report and web pages addressing social responsibility practices in connection with Occidental’s operations are available at www.oxy.com.

For the reasons stated above, the Board of Directors recommends that you vote AGAINST the proposal. Your proxy will be so voted unless you specify otherwise on the proxy card.

44

STOCKHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS

Stockholders interested in submitting a proposal for inclusion in the proxy statement and proxy card relating to the 2010 Annual Meeting of Stockholders may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, stockholder proposals must be addressed to Occidental’s Corporate Secretary at 10889 Wilshire Boulevard, Los Angeles, California 90024, facsimile number 310-443-6977, and be received no later than November 18, 2009.

Under Occidental's By-laws, stockholders must follow certain procedures to introduce an item of business at an annual meeting that is not included in the proxy materials. These procedures require that any such item of business must be submitted in writing to the Corporate Secretary at 10889 Wilshire Boulevard, Los Angeles, California 90024. Notice of the proposed item of business must be received between January 21, 2010, and February 20, 2010, and must include the information required by Occidental's By-laws. A copy of the By-laws may be obtained by writing to the Corporate Secretary at the address listed above.

In either case, the stockholder submitting the proposal or a representative of the stockholder must present the proposal in person at the meeting.

The chairman of the meeting may refuse to allow the transaction of any item of business not presented in compliance with Occidental’s By-laws. In addition, the proxies solicited on behalf of the Board of Directors will have discretionary authority to vote against any such item of business.

NOMINATIONS FOR DIRECTORS FOR TERM EXPIRING IN 2011

NOMINATING COMMITTEE POLICY

It is the policy of the Nominating Committee to consider nominees recommended by stockholders if the stockholder complies with the procedures outlined below. In prior years, the Nominating Committee has identified candidates through recommendations from other non-management directors, executive officers, including the Chief Executive Officer, and other third parties. The Nominating Committee anticipates that, if a vacancy on the Board were to occur for the term expiring in 2011, it would use these sources as well as stockholder recommendations to identify candidates.

In deciding if a candidate recommended by a stockholder or identified by another source is qualified to be a nominee, it is the Nominating Committee’s policy to consider:

•	Whether the candidate is independent as defined in Occidental’s Corporate Governance Policies and as applied with respect to Occidental and the stockholder recommending the nominee, if applicable;
•	Whether the candidate has the business experience, character, judgment, acumen and time to commit in order to make an ongoing positive contribution to the Board;
•	Whether the candidate would contribute to the Board achieving a diverse and broadly inclusive membership; and
•

Whether the candidate has the specialized knowledge or expertise, such as financial or audit experience, necessary to satisfy membership requirements for committees where specialized knowledge or expertise may be desirable.

If there is a vacancy and the Nominating Committee believes that a recommended candidate has good potential for Board service, the Nominating Committee will arrange an interview with the candidate. Pursuant to its Charter, the Nominating Committee will not recommend any candidate to the Board who has not been interviewed by the Nominating Committee.

PROCEDURE TO RECOMMEND CANDIDATES

Stockholder recommendations must be received by the Corporate Secretary of Occidental between September 1 and November 30 of the year preceding the meeting. Each recommendation must include the following information:

1.	As to each person whom the stockholder proposes for election or reelection as a director:
	•	The name, age, business address and residence address of the person;
	•	The principal occupation or employment of the person;
	•	The class or series and number of shares of capital stock of Occidental which are owned beneficially or of record by the person; and
•

Any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Rules and Regulations of the Securities and Exchange Commission.

2.	As to the stockholder making the recommendation:
	•	The name and address of record of such stockholder; and
	•	The class or series and number of shares of capital stock of Occidental which are beneficially owned by the stockholder.

The stockholder’s recommendation must include the recommended person’s written consent to being named as a nominee and to serving as a director if elected.

45

PROCEDURE TO NOMINATE CANDIDATES

Under Occidental's By-laws, stockholders may nominate a person to the Board by complying with the advance notice procedures of the By-laws and attending the annual meeting to make the necessary motion. The notice must be received between September 1 and November 30 of the year preceding the meeting and include the information required by the By-laws.

ANNUAL REPORT

Occidental's 2008 Annual Report on Form 10-K is concurrently mailed to stockholders. The Annual Report contains consolidated financial statements of Occidental and its subsidiaries and the report thereon of KPMG LLP, independent auditors.

Sincerely,

Donald P. de Brier

Secretary

Los Angeles, California

March 17 , 2009

It is important that proxies be returned promptly. Please complete, sign, date and return the accompanying form or forms of proxy in the enclosed envelope or follow the procedures outlined on the card to submit your proxy by telephone or Internet.

46

EXHIBIT A:	CORPORATE GOVERNANCE POLICIES AND OTHER GOVERNANCE MEASURES

Over the past several years, the Board of Directors has adopted and put into effect a number of important corporate governance policies described below. The Board of Directors and the management of Occidental believe that good corporate governance enhances stockholder value. Occidental's corporate governance policies, principles and guidelines are intended to improve the performance of Occidental by taking advantage of the collective skills and experience of Occidental's directors and officers.

BOARD STRUCTURE AND OPERATION

SIZE OF THE BOARD - In determining the size of the Board, the Board of Directors will consider the level of work required from each director, including the requirement that certain Committees be composed entirely of independent directors.

DIRECTOR CRITERIA - Independent directors (as defined below) will comprise at least two-thirds of the members of the Board.

INDEPENDENT DIRECTOR - In order for a director to qualify as an “independent director,” the Board must affirmatively determine that the director has no material relationship with Occidental (either as a partner, stockholder or officer of an organization that has a relationship with Occidental) that would preclude that nominee from being an independent director. For the purpose of such determination, an "independent director" is a director who:

•	Has not been employed by Occidental within the last five years;
•	Has not been an employee or affiliate of any present or former internal or external auditor of Occidental within the last three years;
•	Has not received more than $60,000 in direct compensation from Occidental, other than director and committee fees, during the current fiscal year or any of the last three completed fiscal years;
•

Has not been an executive officer or employee of a company that made payments to, or received payments from, Occidental for property or services in an amount exceeding the greater of $1 million or 2 percent of such other company’s consolidated gross revenues during the current fiscal year or any of the last three completed fiscal years;

•	Has not been employed by a company of which an executive officer of Occidental has been a director within the last three years;
•

Is not affiliated with a not-for-profit entity that received contributions from Occidental exceeding the greater of $1 million or 2 percent of such charitable organization’s consolidated gross revenues during the current fiscal year or any of the last three completed fiscal years;

•	Has not had any of the relationships described above with an affiliate of Occidental; and
•

Is not a member of the immediate family of any person described above. An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than domestic employees) who shares such person’s home.

TENURE - Each director will be elected for a term of one year.

RETIREMENT - No person 75 or older will be elected a director, unless as to such person such requirement is unanimously waived by the members of the Corporate Governance, Nominating and Social Responsibility Committee and such Committee’s action is ratified and approved by a majority of the disinterested directors on the Board of Directors.

BOARD MEMBERSHIPS - No director of Occidental will hold more than four “for-profit” corporate directorships (including his or her Occidental directorship) at any one time.

DIRECTOR STOCK OWNERSHIP - Each director will beneficially own at least 5,000 shares of Occidental’s stock within two years of his or her election to the Board.

DIRECTOR COMPENSATION - Compensation for directors will promote ownership of Occidental's stock to align the interests of directors and stockholders and the independence of directors.

EXECUTIVE SESSIONS - The independent directors will hold at least two regularly scheduled executive sessions each year at which employee directors and other members of management are not present. The Lead Independent Director will preside at such executive sessions.

BOARD ADVISORS - The Committees of the Board will have standing authorization (including funding), on their own decision, to consult with members of management and to retain legal or other advisors of their choice, which advisors will report directly to the Committee that retained them.

A-1

LEAD INDEPENDENT DIRECTOR - The Board will designate a Lead Independent Director to coordinate the activities of the independent directors and, in addition, to perform the following duties:

•	Advise the Chairman as to an appropriate schedule of Board meetings and the receipt of information from management;
•	Provide the Chairman with input on agendas for the Board and Committee meetings;
•	Recommend to the Chairman the retention of consultants who report directly to the Board;
•	Assist in assuring compliance with the corporate governance policies and recommend revisions to the policies;
•	Coordinate, develop the agenda for and moderate executive sessions of the independent directors;
•	Evaluate, along with the members of the Executive Compensation and Human Resources Committee and the full Board, the CEO's performance; and
•	Recommend to the Chairman the membership of the various Board Committees.

MEMBERSHIP OF COMMITTEES - The Corporate Governance, Nominating and Social Responsibility Committee, the Executive Compensation and Human Resources Committee and the Audit Committee will be composed entirely of independent directors and will also satisfy all applicable membership requirements for such.

COMMITTEE CHARTERS - The Corporate Governance, Nominating and Social Responsibility Committee, the Executive Compensation and Human Resources Committee and the Audit Committee will each have a written charter that addresses the committee’s purpose, duties, responsibilities and annual performance evaluation. The committee charters will be available through the Internet at www.oxy.com.

BOARD DIVERSITY - The Board is committed to achieving a diverse and broadly inclusive membership by creating equal opportunity for men and women of every race, color, religion, ethnicity, national origin and cultural background.

MEETINGS - The Board will hold at least six regularly scheduled meetings each year.

DIRECTOR ORIENTATION AND EDUCATION - Each new director will be provided with materials and information concerning Occidental in order to enable the director to perform the duties of a director. In addition, the Board will provide or sponsor each year eight hours of continuing education designed to enhance the performance of individual directors and the Board of Directors.

DIRECTOR RESPONSIBILITIES - Each director will use his or her best efforts to attend, in person or by telephone, all meetings of the Board and the committees to which such director is appointed. Each director is responsible for being familiar with Occidental’s Governance Principles, the provisions of the Code of Business Conduct applicable to directors and the charter of each committee on which such director serves and for reviewing materials provided in advance of Board and committee meetings.

PERFORMANCE CRITERIA - The Board will establish performance criteria for itself and, annually, will evaluate each director, committee and the overall Board. Board evaluation will include an assessment of, among other things, whether the Board and its committees are functioning effectively and have the necessary diversity of skills, backgrounds and experiences to meet Occidental's needs. Individual director evaluations will include high standards for in-person attendance at Board and committee meetings.

SUCCESSION PLANNING - The Board of Directors will review on a regular basis Occidental’s policies and principles for recruiting, developing and selecting the persons to succeed the CEO and other executive officers. The review will encompass the background, training, qualities and other characteristics that would be desirable in candidates to succeed the CEO and other executive officers, as well as consideration of possible successors.

COMMUNICATIONS WITH DIRECTORS - Interested parties may communicate with any non-management director by sending a letter to such director’s attention in care of Occidental’s Corporate Secretary, 10889 Wilshire Blvd., Los Angeles, California 90024.

OTHER GOVERNANCE MEASURES

ANTI-TAKEOVER MEASURES - Occidental does not have a stockholder rights plan (“poison pill”), classified board or similar anti-takeover devices. A copy of the Policy on Stockholder Rights Plans is available through the Internet at www.oxy.com.

CONFIDENTIAL VOTING - All proxies, ballots and other voting material that identify how a stockholder voted are kept confidential, except to permit tabulation by an independent tabulator, to comply with law, to satisfy a stockholder's request for disclosure, in connection with a contested proxy solicitation, or if a stockholder writes a comment on a proxy card or ballot.

CODE OF BUSINESS CONDUCT - On February 13, 1997, the Board of Directors adopted a comprehensive Code of Business Conduct applicable to all directors, officers and employees that reaffirms Occidental's commitment to high standards of ethical conduct and reinforces Occidental's business ethics, policies and procedures. The Code of Business Conduct includes Occidental’s policies concerning, among other things, compliance with laws, rules and regulations (including insider trading laws); conflicts of interest (including corporate opportunities); and protection of corporate assets. The Audit Committee is responsible for monitoring compliance with the Code of Business Conduct. The Code of Business Conduct is available through the Internet at www.oxy.com.

HUMAN RIGHTS POLICY - In December 2004, Occidental adopted a formal Human Rights Policy that sets forth Occidental’s commitment to promoting human rights in the areas where it operates. A summary of the policy is contained in the Code of Business Conduct. The Corporate Governance, Nominating and Social Responsibility Committee is responsible for monitoring compliance with the Human Rights Policy.

A-2

GOLDEN PARACHUTE POLICY - The Golden Parachute Policy, as revised in 2005, provides that, subject to certain exceptions, Occidental will not grant Golden Parachute Benefits (as defined in the Policy) to any senior executive that exceed 2.99 times his or her salary plus bonus, unless the granting of such benefits is approved by a vote of Occidental’s stockholders. A copy of the complete Policy is available through the Internet at www.oxy.com.

MAJORITY VOTE DIRECTOR RESIGNATION POLICY - Article III of Occidental’s By-laws provide that, while directors will be elected by a plurality vote, a director who receives a greater number of votes “against” his or her election than votes “for” in any election (a “Majority Against Vote”) must tender his or her resignation. Section 12 of Article III of the By-laws requires the Nominating Committee to consider the resignation and possible responses to it based on the relevant facts and circumstances, and make a recommendation to the Board. The Board must act on the Nominating Committee’s recommendation within 90 days following certification of the stockholder vote by the Inspector of Elections. Any director who tenders his or her resignation pursuant to the By-laws provision cannot participate in the Nominating Committee’s recommendation or Board’s action regarding whether to accept the resignation. The By-laws require the Board of Directors to disclose promptly its decision-making process and decision whether to accept or reject the director’s resignation in a Form 8-K furnished to the Securities and Exchange Commission.

COMPENSATION CONSULTANTS - In February 2008, the Board approved a policy requiring that all compensation consultants retained by the Executive Compensation and Human Resources Committee be independent. For purposes of the policy, a consultant is independent if (1) the consultant has not provided executive compensation services with respect to Occidental and its executive officers other than to the Compensation Committee and (2) the consultant firm has not received payment for services (other than to the Compensation Committee) which exceed one percent of such consultant’s gross revenues.

ADVISORY VOTE ON EXECUTIVE COMPENSATION - In February 2009 the Board approved a policy that on a regular basis it will submit to stockholders an advisory vote on the executive compensation policy for the named executive officers, as such policy is described in the Proxy Statement.

A-3

EXHIBIT B:	PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO PERMIT HOLDERS OF AT LEAST 25 PERCENT OF THE OUTSTANDING COMMON STOCK TO CALL SPECIAL MEETINGS

NOW, THEREFORE, BE IT RESOLVED, that Article V of the Restated Certificate of Incorporation of this Corporation, as amended, be amended so that in its entirety, said Article V shall read as set forth below:

“ARTICLE V

A. Subject to any rights granted in a Preferred Stock Designation to any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing of such stockholders.

B. No vote at any meeting of stockholders need be by written ballot unless the Board of Directors, in its discretion, or the officer of the Corporation presiding at the meeting, in his discretion, specifically directs the use of a written ballot.

C. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Board of Directors or the Chairman of the Board of Directors. Subject to compliance with the procedures set forth in the By-laws of the Corporation, special meetings may be called by the Secretary of the Corporation upon the written request of the record holders of at least 25% of the outstanding common stock of the Corporation. Special meetings of stockholders of the Corporation may not be called by any other person or persons.”

B-1

EXHIBIT C:	BY-LAW AMENDMENT TO SET FORTH PROCEDURES FOR HOLDERS OF AT LEAST 25 PERCENT OF THE OUTSTANDING COMMON STOCK TO CALL SPECIAL MEETINGS

RESOLVED, that, subject to the authorization of the Amendment by the stockholders of the Corporation and the effectiveness of the filing of the amendment with the Secretary of State of Delaware, the By-laws of the Corporation be, and hereby are amended so that Article II, Section 3 thereof shall read in its entirety as follows:

“Special Meetings. Unless otherwise prescribed by law or by the Certificate of Incorporation, Special Meetings of Stockholders, for any purpose or purposes, may be called by the Board of Directors or the Chairman of the Board. Subject to subsections (a) - (d) of this Article II, Section 3, a Special Meeting of Stockholders shall be called by the Secretary upon the written request of the record holders of at least 25% of the outstanding common stock of the Corporation (the "Requisite Percent"). Written notice of a Special Meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.

(a)

In order for a Stockholder Requested Special Meeting (as defined in this By-law) to be called, one or more requests for a Special Meeting must be signed by the Requisite Percent of record holders (or their duly authorized agents) and delivered to the Secretary (each, a "Special Meeting Request," collectively, the "Special Meeting Requests"). The Special Meeting Request(s) shall be sent to the Secretary at the principal executive offices of the Corporation by registered mail, return receipt requested. The Special Meeting Request(s) shall (i) set forth a statement of the specific purpose(s) of the meeting, the matters proposed to be acted on at the meeting and the reasons for conducting such business at the Special Meeting, (ii) bear the date of signature of each such stockholder (or duly authorized agent) signing the Special Meeting Request(s), (iii) set forth (A) the name and address, as they appear in the Corporation's stock ledger, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed), and (B) the class, if applicable, and number of shares of stock of the Corporation that are owned of record and beneficially by each such stockholder, (iv) set forth any material interest of each stockholder in the business desired to be brought before the Special Meeting, (v) set forth all information relating to each such stockholder that must be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 thereunder and (vi) contain the information, if applicable, which shall be set forth in a stockholder's notice as required by Article II, Section 2 of these By-laws. A stockholder may revoke his, her or its request for a Special Meeting at any time by written revocation delivered to the Secretary.

(b)

The Secretary shall not be required to call a Special Meeting upon stockholder request (a "Stockholder Requested Special Meeting") if (i) the Special Meeting Request(s) relates to an item of business that is not a proper subject for stockholder action under applicable law, (ii) the Board of Directors has called or calls for an annual or special meeting of stockholders to be held not later than ninety (90) days after the Secretary's receipt of the Special Meeting Request(s) and the purpose(s) of such meeting include the purpose(s) specified in the Special Meeting Request(s), with such determination being made in good faith by the Board of Directors, or (iii) an annual or special meeting was held within 12 months prior to the Secretary's receipt of the Special Meeting Request(s), which included the purpose(s) specified in the Special Meeting Request(s), with such determination being made in good faith by the Board of Directors.

(c)

A Stockholder Requested Special Meeting shall be held at such date, time and place within or without the State of Delaware as may be fixed by the Board of Directors; provided, however, that the date of any Stockholder Requested Special Meeting shall be not more than ninety (90) days after the Secretary's receipt of the properly submitted Special Meeting Request(s).

(d)

Business transacted at any Stockholder Requested Special Meeting shall be limited to the purpose(s) stated in the Special Meeting Request(s); provided, however, that nothing herein shall prohibit the Board from submitting matters to the stockholders at any Stockholder Requested Special Meeting.”

C-1

Please mark your votes as indicated in this example **X**

Proposal 1 Election as directors of the following nominees:

	FOR	AGAINST	ABSTAIN
01 Spencer Abraham	☐	☐	☐
02 Ronald W. Burkle	☐	☐	☐
03 John S. Chalsty	☐	☐	☐
04 Edward P. Djerejian	☐	☐	☐
05 John E. Feick	☐	☐	☐
06 Ray R. Irani	☐	☐	☐
07 Irvin W. Maloney	☐	☐	☐
08 Avedick B. Poladian	☐	☐	☐
09 Rodolfo Segovia	☐	☐	☐
10 Aziz D. Syriani	☐	☐	☐
11 Rosemary Tomich	☐	☐	☐
12 Walter L. Weisman	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 2 Ratification of selection of KPMG as independent auditors.	☐	☐	☐
Proposal 3 Amendment of Restated Certificate of Incorporation to permit stockholders to call special meetings.	☐	☐	☐

The Board of Directors Recommends a Vote AGAINST Proposal 4.

	FOR	AGAINST	ABSTAIN
Proposal 4 Report on assessment of host country laws.	☐	☐	☐

Mark Here for Address Change or Comments **SEE REVERSE** ☐

Signature ________________ **Signature** ________________ **Date** ________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲ FOLD AND DETACH HERE ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting are available through 11:59 P.M. Eastern Time the day prior to Annual Meeting day.

OCCIDENTAL PETROLEUM CORPORATION

INTERNET
http://www.proxyvoting.com/oxy

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Important notice regarding the availability of proxy materials for the Shareholder Meeting to be held on May 1, 2009.
The Proxy Statement and Annual Report to security holders are available at www.oxypublications.com.

Choose **MLink**SM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to **Investor ServiceDirect**® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

00000/2295

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OCCIDENTAL PETROLEUM CORPORATION

DR. RAY R. IRANI, AZIZ D. SYRIANI and ROSEMARY TOMICH, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION as directed on the reverse side of this card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on May 1, 2009, and at any adjournment, as if the undersigned were present and voting at the meeting.

The shares represented by this proxy will be voted as directed on the reverse side of this card. **Where no direction is given, such shares will be voted FOR Proposals 1, 2 and 3 and AGAINST Proposal 4.** In the event any of the nominees named on the reverse side of this card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

Your proxy will be kept confidential in accordance with the Confidential Voting Policy described on page 2 of the Proxy Statement and posted at www.oxy.com.

Address Change/Comments **(Mark the corresponding box on the reverse side)**

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3527
SOUTH HACKENSACK, NJ 07606-9250

▲ **FOLD AND DETACH HERE** ▲

Bring this admission ticket with you to the meeting on May 1. ***Do not mail.***

Occidental Petroleum Corporation 2009 Annual Meeting of Stockholders

This admission ticket admits you and **one** guest to the meeting. You will **not** be admitted to the meeting without an admission ticket or other proof of stock ownership as of March 11, 2009, the record date.

Starlight Ballroom
Fairmont Miramar Hotel
101 Wilshire Boulevard
Santa Monica, California

Meeting Hours
Registration begins 9:30 A.M.
Meeting starts at 10:30 A.M.

ADMISSION TICKET

Please see below for parking instructions.

Fairmont Miramar Hotel
P
Wilshire Boulevard
Arizona Avenue
Santa Monica Boulevard
4th Street
Lincoln Boulevard
Ocean Avenue
Santa Monica Freeway I-10
Colorado Boulevard
Main Street
Pico Boulevard

DIRECTIONS TO FAIRMONT MIRAMAR HOTEL AND PARKING FOR STOCKHOLDERS

- From I-10 West (Santa Monica Freeway)
- Take 4th Street exit, turn right and proceed to Colorado Blvd.
- Turn LEFT onto Colorado Blvd. and proceed to Ocean Ave.
- Turn RIGHT onto Ocean Ave. and proceed 1/2 block PAST Wilshire Blvd.
- Enter Hotel Valet Parking driveway on Ocean Ave.
  PARKING IS NORTH OF WILSHIRE ON OCEAN AVE.
- Please note that the address of the hotel is on Wilshire Blvd. but parking will not be permitted at the Wilshire Blvd. entrance.

The parking fee at the Fairmont Miramar Hotel will be paid by Occidental Petroleum Corporation.

00000/2295

The shares represented by this voting instruction card will be voted as directed below. Where no instruction is given, such shares will be voted FOR Proposals 1, 2 and 3 and AGAINST Proposal 4. In accordance with the Employee Retirement Income Security Act of 1974, your vote must be kept confidential by the Savings Plan Trustee.

Please mark your votes as indicated in this example X

Proposal 1 Election as directors of the following nominees:

Nominee	FOR	AGAINST	ABSTAIN
01 Spencer Abraham	☐	☐	☐
02 Ronald W. Burkle	☐	☐	☐
03 John S. Chalsty	☐	☐	☐
04 Edward P. Djerejian	☐	☐	☐
05 John E. Feick	☐	☐	☐
06 Ray R. Irani	☐	☐	☐
07 Irvin W. Maloney	☐	☐	☐
08 Avedick B. Poladian	☐	☐	☐
09 Rodolfo Segovia	☐	☐	☐
10 Aziz D. Syriani	☐	☐	☐
11 Rosemary Tomich	☐	☐	☐
12 Walter L. Weisman	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 2 Ratification of selection of KPMG as independent auditors.	☐	☐	☐
Proposal 3 Amendment of Restated Certificate of Incorporation to permit stockholders to call special meetings.	☐	☐	☐

The Board of Directors Recommends a Vote AGAINST Proposal 4.

	FOR	AGAINST	ABSTAIN
Proposal 4 Report on assessment of host country laws.	☐	☐	☐

Mark Here for Address Change or Comments **SEE REVERSE** ☐

Signature ____________________ Signature ____________________ Date __________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲ FOLD AND DETACH HERE ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting are available through 11:59 P.M. Eastern Time the day prior to Annual Meeting day.

OCCIDENTAL PETROLEUM CORPORATION

INTERNET

http://www.proxyvoting.com/oxy

Use the Internet to submit your voting instructions. Have your voting instruction card in hand when you access the web site.

OR

TELEPHONE

1-866-540-5760

Use any touch-tone telephone to submit your voting instructions. Have your voting instruction card in hand when you call.

If you submit your voting instructions by Internet or by telephone, you do NOT need to mail back your voting instruction card.

To vote by mail, mark, sign and date your voting instruction card and return it in the enclosed postage-paid envelope.

Important notice regarding the availability of proxy materials for the Shareholder Meeting to be held on May 1, 2009. The Proxy Statement and Annual Report to security holders are available at www.oxypublications.com.

Choose **MLink**SM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to **Investor ServiceDirect**® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

2295

VOTING INSTRUCTION CARD

OCCIDENTAL PETROLEUM CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN:

I acknowledge receipt of the Notice of Annual Meeting of Stocholders of Occidental Petroleum Corporation to be held on May 1, 2009, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Occidental Petroleum Corporation Savings Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Miss Rosemary Tomich, Messrs. Spencer Abraham, Ronald W. Burkle, John S. Chalsty, Edward P. Djerejian, John E. Feick, Irvin W. Maloney, Avedick B. Poladian, Rodolfo Segovia, Aziz D. Syriani and Walter L. Weisman. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

I understand that in the event I do not return this card, any shares held for my account in the Occidental Petroleum Corporation Savings Plan will be voted by you in accordance with the direction of the Plan's Administrative Committee.

Address Change/Comments
(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3527
SOUTH HACKENSACK, NJ 07606-9250

▲ FOLD AND DETACH HERE ▲

Bring this admission ticket with you to the meeting on May 1. *Do not mail.*

Occidental Petroleum Corporation 2009 Annual Meeting of Stockholders

This admission ticket admits you and **one** guest to the meeting. You will **not** be admitted to the meeting without an admission ticket or other proof of stock ownership as of March 11, 2009, the record date.

Starlight Ballroom
Fairmont Miramar Hotel
101 Wilshire Boulevard
Santa Monica, California

Meeting Hours
Registration begins 9:30 A.M.
Meeting starts at 10:30 A.M.

ADMISSION TICKET

Please see below for parking instructions.

Fairmont Miramar Hotel
P
Wilshire Boulevard
Arizona Avenue
Lincoln Boulevard
Santa Monica Boulevard
4th Street
Santa Monica Freeway I-10
Ocean Avenue
Colorado Boulevard
Main Street
Pico Boulevard

DIRECTIONS TO FAIRMONT MIRAMAR HOTEL AND PARKING FOR STOCKHOLDERS

- From I-10 West (Santa Monica Freeway)
- Take 4th Street exit, turn right and proceed to Colorado Blvd.
- Turn LEFT onto Colorado Blvd. and proceed to Ocean Ave.
- Turn RIGHT onto Ocean Ave. and proceed 1/2 block PAST Wilshire Blvd.
- Enter Hotel Valet Parking driveway on Ocean Ave.
  PARKING IS NORTH OF WILSHIRE ON OCEAN AVE.
- Please note that the address of the hotel is on Wilshire Blvd. but parking will not be permitted at the Wilshire Blvd. entrance.

The parking fee at the Fairmont Miramar Hotel will be paid by Occidental Petroleum Corporation.

2295